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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
SHUFFLE MASTER, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[SHUFFLE MASTER LOGO]

February 23, 2004

TO: THE SHAREHOLDERS OF SHUFFLE MASTER, INC.

You are cordially invited to our Annual Meeting of Shareholders to be held on March 17, 2004, at our corporate headquarters, 1106 Palms Airport Drive, Las Vegas, Nevada, at 10:00 a.m., Pacific Standard Time. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Annual Meeting and Proxy Statement.

On behalf of our board of directors and employees, thank you for your continued support of Shuffle Master, Inc.

Very truly yours,
/s/ MARK L. YOSELOFF
Mark L. Yoseloff Chairman of the Board and Chief Executive Officer

SHUFFLE MASTER, INC.
1106 Palms Airport Drive
Las Vegas, Nevada 89119

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 23, 2004

To the Shareholders of Shuffle Master, Inc.:

The Annual Meeting of Shareholders of Shuffle Master, Inc. ("Shuffle Master," "we," "us," or the "Company") will be held on March 17, 2004, at our corporate headquarters, 1106 Palms Airport Drive, Las Vegas, Nevada, at 10:00 a.m., Pacific Standard Time, for the following purposes:

  1.
  To elect four (4) directors to hold office until the next Annual Meeting or until their successors are elected;

  2.
  To approve the Shuffle Master, Inc. 2004 Equity Incentive Plan;

  3.
  To approve the Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only our shareholders of record at the close of business on January 27, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of shareholders entitled to vote will be available for inspection by any shareholder, for any purpose relating to the meeting, during normal business hours at our principal executive offices, 1106 Palms Airport Drive, Las Vegas, Nevada 89119, for ten days prior to the meeting.

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

By Order of the Board of Directors,
/s/ GERALD W. KOSLOW
Gerald W. Koslow Secretary
February 23, 2004 Las Vegas, Nevada

SHUFFLE MASTER, INC.
PROXY STATEMENT

Page
Proxy Statement	1
Proposal No. 1 Election of Directors	3
Corporate Governance	4
Independent Auditor	9
Report of the Audit Committee	10
Compensation of Independent Directors	11
Executive Officers	11
Executive Compensation	12
Summary Compensation Table	12
Option Grants During the Fiscal Year Ended October 31, 2003	13
Aggregate Options Exercised in the Fiscal Year Ended October 31, 2003 and Option Values at October 31, 2003	14
Equity Compensation Plan Information	15
Executive Employment Agreements	16
Proposal Nos. 2 and 3 Approval of The Shuffle Master, Inc. 2004 Equity Incentive Plan and The Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors	18
Certain Relationships and Related Party Transactions	23
Report of the Compensation Committee on Executive Compensation	24
Stock Performance Graph	26
Security Ownership of Certain Beneficial Owners and Management	27
Section 16(a) Beneficial Ownership Reporting Compliance	28
Submission of Shareholder Proposals	28
Incorporation by Reference	29
Other Business	29

SHUFFLE MASTER, INC.
1106 Palms Airport Drive
Las Vegas, Nevada 89119

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 17, 2004

This Proxy Statement is a critical element of Shuffle Master's corporate governance process. Its purpose is to give you important information regarding our board of directors and senior management. It includes discussions of proposals that require your vote and it contains information describing our corporate governance practices.

You may revoke your Proxy at any time prior to the Annual Meeting by filing written notice of the termination of the appointment with one of our officers, by attending the Annual Meeting and voting in person, or by filing a new written appointment of a Proxy with one of our officers. The revocation of your Proxy will not affect any vote taken prior to such revocation. This Proxy Statement was first mailed to shareholders on or about February 23, 2004.

Your Proxy, if properly executed and received at or prior to the Annual Meeting, will be voted at the meeting. If you direct how your Proxy is to be voted with respect to the business coming before the Annual Meeting, your Proxy will be voted in accordance with your direction. If you do not direct how your Proxy is to be voted, it will be voted:

  •
  IN FAVOR OF election of the nominees for election as directors as listed in this Proxy Statement;

  •
  IN FAVOR OF the proposal to approve the Shuffle Master, Inc. 2004 Equity Incentive Plan; and

  •
  IN FAVOR OF the proposal to approve the Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors.

At the close of business on January 27, 2004, the record date for the Annual Meeting, there were 16,588,359 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for the directors is not permitted.

This Proxy Statement is furnished to holders of shares of our common stock as of our record date, January 27, 2004, in connection with our board of directors' solicitation of the enclosed Proxy for our Annual Meeting.

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules governing brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. If they do vote on such matters, their votes are counted and do not represent broker non-votes. Non-routine matters include approvals of and amendments to stock plans.

If your shares are held in the name of a broker, trust bank or other nominee, you should direct your nominee how you want your shares voted. If you want to vote your shares yourself, you will need to bring a proxy from that broker, trust company or nominee.

In order to have a meeting it is necessary that a quorum be present. A quorum will be present if a majority of the shares of our common stock are represented at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal. Directors are elected by a plurality vote, meaning that the four (4) nominees receiving the highest number of votes FOR will be elected as directors.

The cost of making this solicitation, including preparation and mailing of the Notice of Annual Meeting, Proxy and Proxy Statement, and the costs incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders will be paid by us. In certain instances, our officers may make special solicitations of proxies either in person or by telephone. We will pay the expenses incurred in connection with these solicitations.

Proposal No. 1

ELECTION OF DIRECTORS

Our directors are elected to serve a one-year term and will serve until our next Annual Meeting or until their successors have been duly elected and qualified. The affirmative vote of the holders of a majority of our outstanding shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect directors. We will treat abstentions as present and entitled to vote and will treat broker non-votes as not present and not entitled to vote. We recommend a vote FOR electing the nominees for directors as set forth below.

Nominees For Election As Directors.    All nominees have consented to serve if elected. If any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, business experience, and offices held by each nominee for director are as follows:

Name	Age	Company Position(s)	Director Since
Mark L. Yoseloff	57	Chairman of the Board and Chief Executive Officer	1997
Ken Robson	53	Director	2001
Garry W. Saunders	52	Director	2002
Don R. Kornstein	52	Director	2003

Dr. Mark L. Yoseloff.    Dr. Yoseloff has been our chief executive officer since June 2001 and was our president from October 2000 until he became our chairman of the board in February 2002. Dr. Yoseloff was also our president from January 2003 to October 2003. He served as our executive vice president from August 1997 to October 2000 and was appointed to our board of directors in November 1997. From August 1996 to July 1997, Dr. Yoseloff served as a consultant to us. From May 1996 through the present, Dr. Yoseloff has held the position of president of Well Suited, LLC. Dr. Yoseloff also holds the position of president of Visual Communications Consultants, Inc. (dba Advanced Gaming Concepts), a company he founded in August 1993.

Ken Robson.    Mr. Robson, a certified public accountant, has been a member of our board of directors since March 2001. Mr. Robson has been a private investor and consultant for Iveystone Products International, Inc., a Richmond, Virginia consulting and investing firm, since 1996. From 1989 through 1996, he was owner and president of MCA, Inc., a Virginia software development and billing firm.

Garry W. Saunders.    Mr. Saunders was appointed to our board of directors in October 2002. Mr. Saunders is managing director of Nevluck, LLC, a development company based in Las Vegas. Mr. Saunders served as president of Playboy Enterprises, Inc.'s gaming division where he was responsible for the development of that company's casino business, including their agreements for various internet gaming activities from 1997 to 2001. From 1994 to 1997, Mr. Saunders was executive vice president and director of gaming operations for Caesars World, a division of ITT Corporation. Mr. Saunders initially jointed ITT Corporation as executive vice president of gaming for its Sheraton Hotel division in 1994. Mr. Saunders has been a director of Windsor Woodmont Black Hawk Resort Corporation since January 2002.

Don R. Kornstein.    Mr. Kornstein was appointed to our board of directors in July 2003. Mr. Kornstein is the founder of Alpine Advisors, LLC, a strategic, management and financial consulting firm located in Incline Village, Nevada, a position he has held since March 2002. Prior to founding Alpine Advisors, LLC, from March 2000 to March 2002, Mr. Kornstein was a self-employed strategic, management and financial consultant to several companies. From September 1994 through February 2000, Mr. Kornstein was the chief executive officer, president and a director of Jackpot Enterprises Inc., a publicly traded company engaged in the gaming industry. From May 1977 to September 1994, Mr. Kornstein worked in the investment banking department at Bear, Stearns & Co. Inc. and, from September 1987 to September 1994, Mr. Kornstein was a senior managing director.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of our board of directors. The role of our board of directors is to effectively govern our affairs for the benefit of our shareholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers, and creditors, and state, national and community economies and societal considerations. Our board strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible and ethical manner.

The framework for our corporate governance is provided by: (a) Minnesota corporate law, (b) our articles of incorporation and our bylaws, (c) the charters of our board committees, (d) our corporate governance policy, and (e) our code of conduct. In addition, we are governed by all applicable laws, rules, and regulations, including the gaming laws and rules of every jurisdiction in which we or our products are licensed, the Federal securities laws and the rules of the Securities and Exchange Commission (the "SEC"), and the listing requirements and rules of the Nasdaq Stock Market where our common stock is listed.

Each of the charters of our corporate governance, audit, compensation, and compliance committees, as well as our code of conduct, are available on our website at www.shufflemaster.com, and are also available in print to any shareholder upon request. We may revise these policies from time to time and will promptly post any revisions on our website.

Our board of directors has determined that each of our directors, except Dr. Yoseloff, is an independent director, as defined in the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), for the reason that none of these persons is a director who:

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  is, or during the past three fiscal years was, employed by us or by any of our subsidiaries;

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  accepted, or who has a relative by blood, marriage or adoption or who has the same residence as such director (a "Family Member") who accepted, any payments from us or any of our subsidiaries in excess of $60,000 during fiscal 2003 or any of the past three fiscal years, other than compensation for service on our board or payments arising solely from investments in our securities;

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  is a Family Member of an individual who is, or during the past three fiscal years was, employed by us or any of our subsidiaries as an executive officer;

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  is a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments (other than those arising solely from investments in our securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in fiscal 2003 or any of the past three fiscal years;

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  is employed as an executive officer of another entity where any of our executive officers serve on the compensation committee of such other entity, and no such relationship existed during any of the past three fiscal years; or

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  is or was a partner or employee of our independent auditor, or worked on our audit, during fiscal 2003 or any of the past three fiscal years.

The following table shows the membership of our committees and the number of meetings of each during fiscal 2003. Our board of directors held 11 meetings and took action by written consent on four occasions during fiscal 2003. All members of our board attended at least 75% of the meetings held by our board and of the meetings held during his incumbency by the committees of which he is a member.

Name of Director	Independent Director	Corporate Governance	Audit	Compensation	Compliance(1)
Mark L. Yoseloff	No	No	No	No	No
Ken Robson	Yes	Yes	Yes	Yes	No
Garry W. Saunders	Yes	Yes	Yes	Yes	Yes
Don R. Kornstein(2)	Yes	Yes	Yes	Yes	No
Number of Meetings Held		5	10	7	6

(1)
Other members of our compliance committee are our general counsel, our chief financial officer, our director of compliance, and our regulatory compliance manager.

(2)
Mr. Kornstein has been a member of each of these committees since his appointment as a director in July 2003.

We have closely monitored the recent developments relating to the corporate governance of public corporations, including the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the adoption of rules thereunder by the SEC, and the revised corporate governance proposals promulgated by the Nasdaq Stock Market. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of Sarbanes-Oxley, including:

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  our board of directors has adopted clear corporate governance policies which we have published on our website;

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  a majority of the members of our board of directors are independent of our executive officers and us. Independence and diversity are also important considerations when identifying new candidates for the board;

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  our independent directors do not receive consulting, legal or other fees from us other than compensation for serving as board members;

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  our board has determined that all members of our corporate governance, audit, and compensation committees are independent;

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  the independent members of our board of directors meet regularly without the presence of management, no less often than every board meeting;

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  directors have access to our officers and other members of our management team so that they can stay abreast of our affairs;

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  our corporate governance policies prohibit members of our board of directors from serving on the board of directors of more than two public companies other than Shuffle Master;

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  inside directors are required to submit a resignation from our board of directors upon termination of active service as an employee or if the director's continued service would disqualify us or the director from holding any licenses we or the director hold or are required to hold;

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  we have a clear code of conduct;

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  our chief executive officer and chief financial officer certify that the financial statements and other financial information included in the quarterly and annual reports we file with the SEC fairly present, in all material respects, our financial condition, results of operations and cash flows and that such reports comply with the requirements of the Securities Exchange Act of

    1934 (the "Securities Exchange Act") in all material respects; the charters of the committees of our board of directors clearly establish their respective roles and responsibilities;

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  we have procedures in place for the anonymous submission of employee complaints on accounting, internal controls, and auditing matters;

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  our audit committee reviews and approves material related-party transactions;

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  our audit committee reviews and approves all relationships with our independent auditor;

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  our corporate governance committee regularly reviews our chief executive officer's and board of directors' performance;

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  the lead partner of our independent public accountants is rotated at least every five years;

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  our annual, quarterly, and other SEC reports are accessible through a hyperlink on our website;

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  we have, in each case, obtained shareholder approval before adopting or making material amendments to our stock-based compensation plans; and

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  each committee of our board of directors has the express authority to engage and obtain advice and assistance from outside advisors, including legal counsel.

Our policy is that all directors attend our annual meetings of shareholders. We take great care in scheduling meetings at times when all of our directors are available to attend such meetings. At our last annual meeting, which was held on March 12, 2003, all of our directors were in attendance. Our board of directors conducts its business through meetings and written actions of the board and through activities of its committees. The following are descriptions of each of our committees.

Corporate Governance Committee.    Our corporate governance committee, pursuant to its charter, has been delegated responsibility for nominating our board members and recommending our chief executive officer, chairman of the board and chair of our corporate governance committee to our full board. The committee is responsible for reviewing our chief executive officer's and board of directors' performance and establishing guidelines for, and monitoring suggested ownership of, our stock by independent directors. Our corporate governance committee also has authority to establish any special committees regarding ethical, regulatory, legal, or similar matters, reviews board agendas in advance, approves the board calendar as recommended by the chairman of the board and chief executive officer, and reviews the philosophies underlying compensation of board members and management. Our governance committee also reviews and recommends our board committee charters to our full board of directors. Our corporate governance committee's charter sets forth goals regarding board size and requires advance notice and governance committee approval of membership by directors on boards of other public companies.

In addition to those attributes outlined in the corporate governance charter, our governance committee uses factors such as the following to select appropriate candidates to fill vacant seats on our board of directors (in no particular order):

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  successful business or career experience,

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  ability or willingness to commit the necessary time to board and committee responsibilities,

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  proximity to our corporate headquarters,

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  prior experience on boards of directors,

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  ability to meet the stringent gaming industry licensing requirements,

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  specific professional background, and

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  independence from management and other board members.

Our corporate governance committee considers board nominees recommended by our shareholders; however, because its considerations of nominations are not publicly available, our corporate governance committee does not respond to shareholders making such recommendations except to acknowledge receipt of such recommendations.

Our corporate governance committee consists only of independent directors, currently: Ken Robson, Garry W. Saunders and Don R. Kornstein.

Audit Committee.    Pursuant to its charter, our audit committee assists our board of directors in its oversight of:

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  the integrity of our financial statements;

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  our independent auditor's performance, qualifications and independence;

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  the performance of our internal audit function; and

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  our system of disclosure controls and internal controls.

Our audit committee encourages continuous improvement of, and fosters adherence to, our policies, procedures and practices at all levels. Our audit committee also provides an open avenue of communication among our independent auditor, financial and senior management, our internal auditing function, and our board of directors. Our audit committee reports regularly to our board regarding the execution of its duties and responsibilities. In discharging its duties, among other things, our audit committee:

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  has the sole authority to appoint, retain, compensate, oversee, evaluate and replace any independent auditor;

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  reviews and approves, in advance, the scope of our annual audit;

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  reviews and approves the engagement of our independent auditor to perform audit and non-audit services and the related fees;

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  examines our independent auditor's reports and makes appropriate recommendations to the board as a result of such examination;

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  meets independently with our accounting and internal auditing staff, independent auditor and senior management regarding effectiveness of our financial and accounting functions, our system of internal and disclosure controls, our critical accounting policies, alternative treatments of financial information within generally accepted accounting principles, and other matters;

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  reviews the integrity of our financial reporting process;

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  reviews our financial statements, SEC filings, earnings releases, and other press releases related to our financial condition and results of operations;

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  reviews disclosures from our independent auditor regarding Independence Standards Board Standard No. 1;

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  assures rotation of our independent auditor's lead and reviewing audit partners;

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  establishes and maintains procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting or audit matters; and

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  establishes and maintains procedures for the confidential, anonymous submission by our employees regarding what they suspect may be questionable accounting or auditing matters.

Our board of directors has determined that all members of our audit committee are qualified to serve on our audit committee in accordance with the criteria specified in rules and regulations issued by the SEC and the NASD, because:

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  each of them is an independent director, as stated above;

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  none of them, other than in his capacity as a member of our board of directors or committees of our board of directors receives any consulting, advisory, or other compensatory fee from us or is an affiliated person of us or any of our subsidiaries;

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  none of them owns or controls 20% or more of our voting securities; and

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  each of them is able to read and understand financial statements, including our balance sheet and statements of income, changes in shareholders' equity and cash flows.

Our audit committee consists of Ken Robson, Garry W. Saunders and Don R. Kornstein. Our board of directors has determined that Mr. Robson is qualified to serve as our "Audit Committee Financial Expert" as defined in Item 401(h) of SEC Regulation S-K.

The report of our audit committee appears later in this Proxy Statement.

Compensation Committee.    Our compensation committee is responsible for recommending to our board of directors the compensation of our chief executive officer. The committee also reviews the recommendation of our chief executive officer as to the compensation of all other executive officers prior to presentation for ratification of such compensation by our board of directors. Under recently amended Nasdaq listing standards, our compensation committee is also charged with the responsibility of determining (or recommending to the independent members of our board of directors to determine) the compensation of all other executive officers. Consistent with such listing standards, Dr. Yoseloff, our chief executive officer, did not attend the meeting of our compensation committee when his compensation was being deliberated. The report of our compensation committee regarding Dr. Yoseloff's compensation is included later in this Proxy Statement. Our compensation committee consists of Garry W. Saunders, Ken Robson and Don R. Kornstein.

Compliance Committee.    Our compliance committee is responsible for identifying and evaluating the situations involving us or our affiliates which may have a negative effect upon the objectives of gaming control. Our committee has at least three members appointed by our board of directors and at least one member must be independent and knowledgeable regarding Nevada gaming regulations. Our compliance committee must include at least one independent director, our general counsel and our director of compliance. Our chief financial officer and our regulatory compliance manager are also currently members. Our compliance committee reports to our board and advises our board regarding activities that might be inappropriate, after investigation, using any of our resources, by whatever means it deems appropriate. Among other things, our director of compliance determines that all transactions involving gaming devices and gaming equipment are with licensed distributors and vendors and reports to the committee regarding material litigation, material loans or extensions of credit, transactions meeting certain thresholds, and material loans made by us or our affiliates other than for our or the affiliate's benefits. Additionally, the committee requires that appropriate background checks be conducted of several categories of persons, including officers, directors, lenders, vendors, customers, partners, joint ventures, and lobbyists. The committee reviews political contributions as to compliance with law, annually reviews the list of our shareholders, and requires review of foreign entities with which we do business.

Code of Conduct.    Our code of conduct summarizes the compliance and ethical standards and expectations we have for all of our officers, directors, employees, contractors, and agents with respect to their conduct in connection with our business. The code of conduct requires that our officers, directors, employees, contractors, and agents avoid conflicts of interest, comply with all laws and other regulatory requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Waivers may be granted only by our board of directors and will be promptly disclosed on our website or in a Form 8-K filed with the SEC. Any illegal acts are to be dealt with swiftly and reported to the appropriate authorities. The code also provides for prompt internal reporting of violations of the code to appropriate employees as identified in the code.

INDEPENDENT AUDITOR

The firm of Deloitte & Touche, LLP served as our independent auditor for the fiscal years ended October 31, 2003 and October 31, 2002. The following table presents fees for professional audit services rendered by Deloitte & Touche, LLP for the audit of our annual financial statements for the fiscal years ended October 31, 2003 and October 31, 2002 and fees billed for other services rendered by Deloitte & Touche, LLP during those periods. Certain amounts for fiscal 2002 have been reclassified to conform to the 2003 presentation.

Fee Type	2003	2002
Audit Fees	$111,000	$80,000
Audit-Related Fees	58,000	37,000
Tax Fees	233,000	92,000
Other	—	—

Total Fees	$402,000	$209,000

Audit Fees.    Audit fees are fees for professional services related to the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.    Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This includes audit of employee benefit and compensation plans, due diligence related to mergers and acquisitions, attestations by Deloitte & Touche, LLP that are not required by statute or regulations, and consulting on financial accounting/reporting standards.

Tax Fees.    Tax fees are fees for professional services with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for our subsidiaries and us, refund claims, payment planning, tax audit assistance, and tax work stemming from "audit-related" items.

All Other Fees.    In fiscal 2003 and fiscal 2002, we did not incur fees for other permissible work that did not meet the above category descriptions.

Our audit committee has concluded that the services performed by Deloitte & Touche, LLP to us that were not related to its audit of our financial statements were at all times compatible with maintaining that firm's independence.

Our audit committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor subject to the "de minimus" exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act that are approved by our audit committee prior to the completion of the audit. At the beginning of each fiscal year, a description of each anticipated project of non-audit services is provided to our audit committee. Our audit committee reviews those descriptions and pre-approves those services, project by project, prior to each project beginning. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the audit committee for pre-approval prior to engaging our independent auditor to perform any services. Our audit committee is routinely informed as to the non-audit services actually provided by our independent auditor pursuant to the pre-approved projects. Fees paid to our independent auditor in reliance on the de minimus exception referred to above did not exceed permissible amounts during fiscal 2003.

It is anticipated that one or more representatives of Deloitte & Touche, LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

REPORT OF THE AUDIT COMMITTEE

The following is the report of our audit committee with respect to our audited consolidated financial statements for the fiscal year ended October 31, 2003. Our audit committee is providing this report to enable our shareholders to understand how it monitors and oversees our financial reporting process.

The function of our audit committee is oversight. Our management is responsible for the preparation, presentation and integrity of our financial statements and is responsible for maintaining appropriate accounting and financial reporting principles, policies and internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditor (currently Deloitte & Touche, LLP) is responsible for planning and carrying out an annual audit and quarterly reviews in accordance with generally accepted auditing standards.

It is not the responsibility of our audit committee to prepare our financial statements in accordance with generally accepted accounting principles; this is the responsibility of our management. Further, it is not the responsibility of our audit committee to plan and conduct annual audits or quarterly reviews; this is the responsibility of our independent auditor. It is also not the responsibility of our audit committee to assure compliance by us with laws and regulations.

In connection with its function of overseeing and monitoring our financial reporting process, our audit committee has done the following:

  •
  reviewed and discussed our audited consolidated financial statements for the fiscal year ended October 31, 2003, with our management, who represented to the committee that our consolidated financial statements were prepared in accordance with accounting principles and practices generally accepted in the United States;

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  discussed with Deloitte & Touche, LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380); and

  •
  received the written disclosure and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche, LLP its independence.

Based upon the foregoing, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2003 for filing with the SEC.

The foregoing report is provided by the following directors who comprise our audit committee:

                      Ken Robson
                      Garry W. Saunders
                      Don R. Kornstein
                       Members of the Audit Committee

COMPENSATION OF INDEPENDENT DIRECTORS

Each of our independent directors receives a quarterly payment of $5,000. Each independent director also receives an annual grant of non-qualified stock options after our Annual Meeting of Shareholders. Our governance committee, with the approval of our board of directors, determines at the date of grant, the number of options granted to each independent director, the exercise price, the vesting schedule, and other option terms. Our board of directors, following corporate governance committee recommendation, may also make discretionary option grants to independent directors. In all cases, options granted to independent directors are subject to the terms of either the 1994 Restated Outside Directors' Option Plan or the 2003 Stock Option Plan for Non-Employee Directors, both of which are described later under the heading "Equity Compensation Plan Information." Directors who are not independent directors receive no separate compensation for their service as director. The following table provides information about options granted to our independent directors during fiscal 2003:

Name	Grant Date	Number of Options(1)	Exercise Price	Expiration Date
Ken Robson	March 2003 March 2003 October 2003	10,000 10,000 10,000	$19.21 19.21 27.75	March 2013(3) March 2010(3) October 2013(5)

30,000

Garry W. Saunders	March 2003 March 2003 October 2003	10,000 6,000 10,000	19.21 19.21 27.75	March 2013(3) March 2010(3) October 2013(5)

26,000

Don R. Kornstein	July 2003(2) October 2003	20,000 10,000	26.71 27.75	July 2013(4) October 2013(5)

30,000

(1)
This table does not include 26,000 options granted during fiscal 2003 to other individuals who served as independent directors.

(2)
Granted upon Mr. Kornstein's appointment as a director.

(3)
Options vested immediately upon grant.

(4)
Options vested 50% upon grant with the remaining to vest in two increments of 25% after one and two years of continuous service.

(5)
Options vest after three years of continuous service, subject to accelerated vesting based on our stock price. In January 2004, vesting accelerated early on 50% of these options when our stock closed above $36.01. Vesting will accelerate on the remaining 50% if our stock price closes at or above $41.55 prior to three years from the grant date.

EXECUTIVE OFFICERS

In addition to Mark L. Yoseloff, whose biography was listed previously, the following persons serve as our executive officers.

Paul C. Meyer, 56 years old, joined us as our president in October 2003 and was also named chief operating officer in February 2004. Mr. Meyer served as president of the Integrated Solutions Division of Concurrent Computer Corporation from December 2000 until October 2003. From December 1998 until December 2000, Mr. Meyer served as president of ASM Associated, a Darien, Illinois consulting firm that provides interim management services. Mr. Meyer was executive vice president of Virgin

Interactive Entertainment, Inc., an Irvine, California, entertainment software developer and publisher from May 1997 to November 1998. Mr. Meyer has also served as an executive vice president and chief operating officer of PlayNet Technologies, a developer and manufacturer of coin-operated equipment and as executive vice president and general manager of Viacom New Media, both located in New York.

Gerald W. Koslow, 44 years old and a certified public accountant, joined us in January 1999 as our corporate controller and has been our chief financial officer since March 2002. Mr. Koslow was appointed senior vice president on January 31, 2003. From March 1998 until December 1998, Mr. Koslow was vice president of finance of Envirotech, Inc., a Las Vegas consumer products manufacturer. From 1988 through 1998, Mr. Koslow was vice president of finance of Enreco, Inc., an Amarillo, Texas, construction company which performed hazardous waste remediation.

R. Brooke Dunn, 48 years old, joined us in May 1996 as director of marketing. In July 1997, we appointed Mr. Dunn vice president of marketing and, in July 2001, senior vice president. Mr. Dunn served as vice president of marketing for Hilton Gaming Corporation and as vice president of marketing for individual Hilton properties in Reno, Las Vegas and Laughlin, Nevada.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued for services rendered in all capacities to us during our fiscal years ended October 31, 2003, 2002 and 2001, to our executive officers:

Summary Compensation Table

				Long-Term Compensation
		Annual Compensation
Name and Principal Position	Fiscal Year					All Other Compensation
		Salary	Bonus(1)	Options
Mark L. Yoseloff Chairman of the Board and Chief Executive Officer	2003 2002 2001	$333,000 245,000 130,000	$269,000 157,000 118,000	120,000 100,000 160,000	(2)	$1,000 1,000 1,000
Paul. C. Meyer President and Chief Operating Officer(3)	2003	—	—	100,000		20,000	(4)
Gerald W. Koslow Senior Vice President, Chief Financial Officer and Secretary(5)	2003 2002	181,000 137,000	93,000 67,000	40,000 35,000	(2)	3,000 2,000
R. Brooke Dunn Senior Vice President(6)	2003	187,000	96,000	40,000		12,000

(1)
We typically pay performance bonuses based on fiscal year performance in December, shortly after the close of the fiscal year to which they relate.

(2)
We typically make annual option grants prior to the end of each fiscal year; however, for fiscal 2002, we granted the options shown in November 2002, just after the close of our fiscal year.

(3)
Mr. Meyer became an executive officer in October 2003.

(4)
Includes a $15,000 bonus paid upon the commencement of Mr. Meyer's employment.

(5)
Mr. Koslow became an executive officer in March 2002.

(6)
Mr. Dunn became an executive officer in June 2003.

Option Grants During The Fiscal Year Ended October 31, 2003

The following table sets forth information with respect to each option we granted to our executive officers during the fiscal year ended October 31, 2003:

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		Percentage of Total Options Granted to Employees In Fiscal Year
Name	Number of Options Granted			Exercise Price	Expiration Date
						5%	10%
Mark L. Yoseloff	60,000 60,000	9.3 9.3	% %	$19.21 27.75	March 2013 October 2013	$725,000 1,047,000	$1,837,000 5,307,000

	120,000	18.6%				1,772,000	7,144,000
Paul C. Meyer	100,000	15.6%		27.49	September 2013	1,729,000	4,381,000
Gerald W. Koslow	20,000 20,000	3.1 3.1	% %	19.21 27.75	March 2013 October 2013	242,000 349,000	612,000 885,000

	40,000	6.2%				591,000	1,497,000
R. Brooke Dunn	20,000 20,000	3.1 3.1	% %	19.21 27.75	March 2013 October 2013	242,000 349,000	612,000 885,000

	40,000	6.2%				591,000	1,497,000

(1)
The compounding assumes a ten-year exercise period for all option grants. These amounts represent assumed rates of appreciation, based on SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock, overall stock market conditions, and continued employment of the option holder through the vesting period. The amounts reflected in this table may be higher or lower than the actual results achieved when these executive officers exercise their options.

Aggregate Options Exercised In The Fiscal Year Ended October 31, 2003 And Option Values At October 31, 2003

The following table sets forth certain information regarding options to purchase shares of common stock exercised during our fiscal year ended October 31, 2003, and the number and value of options to purchase shares of common stock held as of October 31, 2003, by our executive officers:

			Number of Options at October 31, 2003		Value of Unexercised In- The-Money Options at October 31, 2003(2)
	Number of Shares Acquired on Exercise
Name		Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark L. Yoseloff	100,000	$2,010,000	411,671	273,333	$9,441,000	$2,702,000
Paul C. Meyer	—	—	—	100,000	—	303,000
Gerald W. Koslow	8,000	170,000	39,501	77,499	793,000	995,000
R. Brooke Dunn	44,592	914,000	70,409	85,000	1,425,000	870,000

(1)
"Value Realized" is the difference between the closing price per share on the date of exercise and the exercise price per share, multiplied by the number of shares acquired upon exercise of the option.

(2)
"Value of Unexercised In-the-Money Options" is the difference between the closing price per share of $30.52 at October 31, 2003, and the exercise price per share multiplied by the number of shares subject to options.

Equity Compensation Plan Information

We currently maintain four option plans that provide for the issuance of options to purchase our common stock to directors, officers, employees, and contractors, and we have occasionally, issued options on an ad hoc basis. We may currently grant options pursuant to three of the plans. Options remain outstanding under the fourth, but we may not make new grants. All of the plans have been approved by our shareholders, with the exception of the ad hoc grants.

We have recently adopted two new equity incentive plans as to which we are seeking shareholder approval at our Annual Meeting. If the new plans are approved by our shareholders, we will not make any further grants under our existing plans, although options which are currently outstanding will not be affected. Instead, the two proposed plans would be the only plans under which we will be authorized to grant options although we may, in the future, occasionally issue options on an ad hoc basis.

The following table sets forth certain information as of January 27, 2004, with respect to options or equity incentive awards granted and which may be granted under our existing plans and our proposed plans:

			Number of Shares Available for Future Issuance Under Our Equity Compensation Plans (Excluding Shares Reflected in First Column)
	Number of Our Shares Which May Be Issued Upon Exercise of Outstanding Options
		Weighted-Average Exercise Price of Outstanding Options
Plan Category			Under Current Plans	If Proposed Plans are Approved
Equity Compensation Plans Approved by Shareholders
Existing Plans
1993 Plan	418,000		—	—
2002 Plan	1,322,000		402,000	—
1994 Directors' Plan	88,000		18,000	—
2003 Directors' Plan	70,000		420,000	—

Total	1,898,000	$18.43	840,000	—

Proposed Plans
2004 Plan	—		—	1,200,000
2004 Directors' Plan	—		—	500,000

Total	—	n/a	—	1,700,000

Equity Compensation Plans Not Approved by Shareholders	—	n/a	—	—

Total Approved and Unapproved	1,898,000	$18.43	840,000	1,700,000

The following are descriptions of our existing stock option plans. Descriptions of the proposed plans as to which we are seeking shareholder approval are later in this Proxy Statement.

Our 1993 Stock Option Plan ("1993 Plan") permitted, and our 2002 Stock Option Plan ("2002 Plan") permits, the granting of incentive stock options to our employees if the options meet the requirements of Section 422 of the Internal Revenue Code. Both plans also permit (or permitted) the grant of non-qualified stock options that do not meet those requirements both to our employees and to contractors. Incentive options differ from non-qualified options because they do not meet the requirements of Section 422 of the Internal Revenue Code and, as a result, are subject to different rules as to taxation. The exercise price under either plan must be at least equal to the market value of our common stock. Under either plan, our current practice is, generally, that options vest in four equal annual increments and expire ten years from the date of grant. Until mid-fiscal 2002, our general practice was that options would vest in three equal annual increments. The 1993 Plan expired during fiscal 2003, meaning we cannot make any more grants under it although options granted remain outstanding under their terms.

Our 1994 Restated Outside Directors' Option Plan (the "1994 Directors' Plan") and our 2003 Stock Option Plan for Non-Employee Directors (the "2003 Directors' Plan") both permit us to grant non-qualified stock options to our independent directors upon their election or re-election to our board of directors, or at other times at our board's discretion. Under the 2003 Directors' Plan, we may not grant more than 30,000 options to a director in any fiscal year. Our 1994 Directors' Plan does not contain such a limitation. Options we grant under either plan have an exercise price equal to the market value of our common stock on the date of the grant and expire seven years (as to options under the 1994 Directors' Plan) or ten years (as to options under the 2003 Directors' Plan) from the date of grant. Vesting under these plans vary.

Under all of our plans, all outstanding grants automatically become fully vested upon the occurrence of an event that constitutes a "change in control," as defined. Stock options have no value unless the price of our common stock increases prior to expiration of the option. No options have been repriced and none of our option plans allow for repricing of options or for loans to employees in connection with exercises. In addition to options granted under our stock option plans, from time to time we also make option grants on an ad hoc basis to newly-hired employees or independent contractors as an inducement to provide services to us.

As of January 27, 2004, we have no outstanding options other than pursuant to these plans.

Executive Employment Agreements

Mark L. Yoseloff.    Under our employment agreement with Dr. Yoseloff of May 2002, Dr. Yoseloff is being paid a base salary of $350,000 from November 1, 2003 to October 31, 2004. In addition, Dr. Yoseloff is eligible to receive bonuses similar to other executive officers, plus up to $100,000 in discretionary bonuses as may be awarded by our board of directors.

Dr. Yoseloff's agreement does not require the grant of any stock options; however, our board of directors, in its discretion, may grant him options similar to other executive officers and employees. Dr. Yoseloff's employment agreement also provides that, in the event of any cessation of his full-time employment other than for cause, we will pay Dr. Yoseloff a salary continuation payment, over the three years following his full-time employment, equal to his annual base salary at the time of the cessation plus his average annual bonus over the prior three years. We are entitled to pay this amount in thirty-six (36) equal monthly installments. While such payments are being made, Dr. Yoseloff will remain our employee and will receive benefits similar to our other employees. The agreement also contains customary confidentiality provisions and describes other of our policies and independent covenants.

Simultaneously, we entered into a covenant not to compete agreement with Dr. Yoseloff covering the three years immediately following the cessation of his full-time employment. During this three year period, Dr. Yoseloff will receive payments, in addition to the salary continuation payment, as consideration for his non-competition agreement, equal to twice the sum of Dr. Yoseloff's base salary at the time of his cessation of his full-time employment plus his average annual bonus over the prior three years. We will make this payment in three equal annual installments on January 5th of each year following the end of his full-time employment.

Paul C. Meyer.    We entered into an employment agreement on September 24, 2003, with Mr. Meyer as president. The employment agreement runs for a two-year term, from October 27, 2003 through October 31, 2005, although we can terminate his employment earlier. Mr. Meyer is entitled to receive a base salary at annual rates of $250,000 through October 31, 2004 and after October 31, 2004, not less than $250,000.

Pursuant to the employment agreement, Mr. Meyer received a sign-on bonus of $15,000. In connection with his relocation from Florida to Nevada, Mr. Meyer was entitled to receive reimbursements for out-of-pocket moving expenses totaling not more than $45,000 and reimbursements for out-of-pocket temporary housing expenses totaling not more than $6,000. If employed through October 31, 2004, Mr. Meyer will be eligible to receive bonuses similar to other executive officers. After October 31, 2004, Mr. Meyer will be eligible to participate in any individual performance bonus program authorized by our board of directors.

The employment agreement also limits Mr. Meyer's rights to engage in outside consulting or employment, sets forth non-competition and confidentiality provisions, provides for severance benefits, sets forth termination or resignation procedures and describes other of our policies and independent covenants.

Gerald W. Koslow.    Effective February 1, 2003, we entered into a new employment agreement with Mr. Koslow. The employment agreement runs for a three-year term, from February 1, 2003 through January 31, 2006, although we can terminate his employment earlier. Mr. Koslow is entitled to receive a base salary at annual rates of $190,000 through January 31, 2004 and, from February 1, 2004 through January 31, 2006, is entitled to receive a base salary as set by the compensation committee but not less than $190,000. Mr. Koslow is also entitled to receive bonuses similar to other executive officers.

The employment agreement also limits Mr. Koslow's rights to engage in outside consulting or employment, sets forth non-competition and confidentiality provisions, provides for severance benefits, sets forth termination or resignation procedures and describes other of our policies and independent covenants.

R. Brooke Dunn.    Effective February 1, 2003, we entered into an employment agreement with Mr. Dunn, our senior vice president. The employment agreement runs for a three-year term, from February 1, 2003 through January 31, 2006, although we can terminate his employment earlier. Mr. Dunn is entitled to receive a base salary at annual rates of $190,000 through January 31, 2004 and, from February 1, 2004 through January 31, 2006, is entitled to receive a base salary as set by the compensation committee but not less than $190,000. Mr. Dunn is also entitled to receive bonuses similar to other executive officers.

The employment agreement also limits Mr. Dunn's rights to engage in outside consulting or employment, sets forth non-competition and confidentiality provisions, provides for severance benefits, sets forth termination or resignation procedures and describes other of our policies and independent covenants.

Proposal Nos. 2 and 3
APPROVAL OF THE SHUFFLE MASTER, INC. 2004 EQUITY INCENTIVE PLAN
AND
THE SHUFFLE MASTER, INC. 2004 EQUITY INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

Our board of directors has adopted the Shuffle Master, Inc. 2004 Equity Incentive Plan (the "2004 Plan") as a replacement for the 2002 Plan. Our board has also adopted the Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors (the "2004 Directors' Plan") as a replacement for both the 1994 Directors' Plan and the 2003 Directors' Plan. Because both plans are so similar, they are discussed together. The primary difference between the two plans is that incentive stock options, which under current tax law can be granted only to employees, are not available for grant under the 2004 Directors' Plan. Both plans were unanimously adopted by our board. (The 2002 Plan, the 1994 Directors' Plan, the 2003 Directors' Plan and the 1993 Plan are all discussed elsewhere in this Proxy Statement.)

Required Vote and Board of Directors' Recommendation

Each plan requires the affirmative vote of a majority of the shares entitled to vote. Each of the plans will be the subject of a separate vote. Our board of directors unanimously recommends a vote FOR both plans. Proxies solicited by us will be voted in favor of these proposals unless you specify otherwise in your Proxy.

The following table shows the number of shares for which grants may be made under the existing plans and the plans as to which shareholder approval is sought, assuming that both plans are approved by our shareholders:

	Currently Available for Grants	Available for Grant if Proposed Plans Are Adopted(3)
Non-Director Plans(1)
1993 Plan	—	—
2002 Plan	402,000	—
2004 Plan	—	1,200,000

Total Non-Director Plans	402,000	1,200,000

Director Only Plans(2)
1994 Directors' Plan	18,000	—
2003 Directors' Plan	420,000	—
2004 Directors' Plan	—	500,000

Total Director Only Plans	438,000	500,000

Grand Total	840,000	1,700,000

(1)
Options may no longer be granted under the 1993 Plan. The 2002 Plan currently has 402,000 shares available for option grants; however, if the 2004 Plan is approved by our shareholders, no additional options will be granted under the 2002 Plan.

(2)
The 1994 Directors' Plan and the 2003 Directors' Plan currently collectively have 438,000 shares available for option grants; however, if the 2004 Directors' Plan is approved by our shareholders, no additional options will be granted under either the 1994 Directors' Plan or the 2003 Directors' Plan.

(3)
Of the shares to be available for grant, no more than 840,000 under the 2004 Plan and 350,000 under the 2004 Directors' Plan may be granted as restricted stock.

Our board of directors has adopted both the 2004 Plan and the 2004 Directors' Plan because our board believes that new equity incentive plans are needed in order to (i) attract and retain qualified directors, officers, employees, and contractors in the face of an increasingly competitive hiring environment, (ii) encourage the acquisition by employees and non-employee directors of a proprietary interest in us, (iii) fashion attractive incentive awards based upon our performance and the price of our common stock, and (iv) better align the interests of our directors, officers, employees, and contractors with the interests of our shareholders.

We believe that our growth and long-term success depend, in large part, upon attracting, retaining and motivating key personnel and that such retention and motivation can be achieved in part through the grant of stock-based awards. We also believe that stock-based awards will play an important role in our success by encouraging and enabling the directors, officers, employees, and contractors—upon whose judgment, initiative and efforts we depend—to acquire a proprietary interest in our long-term performance. We anticipate that providing these persons with an ownership stake in us will ensure a closer identification of their interests with ours and those of our shareholders, thereby stimulating the efforts of these persons to promote our future success and strengthening their desire to remain with us. We believe that the adoption of both plans will help us accomplish these goals and will keep our equity incentive compensation in line with that of other companies comparable to us.

Our current plans permit only the grant of incentive stock options and non-qualified stock options. We believe that providing for a wider variety of types of awards will allow us to more effectively attract and retain directors, officers, employees, and contractors and more flexibility to establish incentives that promote our objectives.

The following is a summary of the principal features of both plans. Any shareholder who wishes to obtain a copy of the actual plans may do so upon written request to our secretary at our offices at Shuffle Master, Inc., 1106 Palms Airport Drive, Las Vegas, NV 89119 or by contacting us at (702) 897-7150. Both plans are included as Appendices to our Definitive Proxy Statement on file with the SEC (www.sec.gov) and, if approved by our shareholders, will be included as exhibits to our next Form 10-Q filed with the SEC.

Types of Awards

Both the 2004 Plan and the 2004 Directors' Plan provide for the grant of stock options, stock appreciation rights, and restricted stock, individually or in any combination (collectively referred to as "awards"). Stock options granted under the 2004 Plan (but not the 2004 Directors' Plan) may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options. Each type of award is discussed below.

Stock Options.    Stock options may be exercised to purchase stock at any time until a specified future date for a price set at the date of grant. To the extent that the value of the stock has not increased during that time, the options will have no value. Option grants may be either incentive stock options or non-qualified options and may include such terms and impose such conditions as the committee deems appropriate at the time of grant. Non-qualified options differ from incentive stock options because they do not meet the requirements of Section 422 of the Internal Revenue Code and, as a result, are subject to different rules as to taxation. The plans do not permit options to be granted with exercise prices that are less than the market price of our stock on the date of grant, or that have exercise periods longer than ten years.

Stock Appreciation Rights.    Stock appreciation rights allow participants to realize the difference between the market price of our stock at the time the rights are granted and the market price of our stock when the rights are exercised. To the extent that the value of our stock has not increased during that time, the rights will have no value. Holders of stock appreciation rights are not entitled to receive any dividends or exercise any voting rights. Stock appreciation rights entitle the recipient to receive payment in cash or shares of our common stock, as determined by the committee. The committee may set such terms and impose such conditions in connection with the exercise of stock appreciation rights as it deems appropriate. The share values used to measure stock appreciation may not be less than the fair market value of shares on the date of grant nor higher than the fair market value on the date of exercise and the exercise periods may not be longer than ten years.

Restricted Stock.    Shares of restricted stock granted under either plan will be subject to restrictions on transferability, and to any other restrictions that the committee may impose, until the date or dates on which the restrictions expire. Shares of restricted stock can be granted with no payment to us by the recipient or we may require payment of a purchase price equal to any portion of the stock's fair market value. Shares of restricted stock are granted subject to a risk of forfeiture and will be forfeited by the recipient if the conditions imposed by the committee at the time of grant are not met. All grants will provide that the shares of restricted stock will vest on a specified future date or date(s), subject to loss only if the recipient's status as a director, officer, employee, or contractor ends prior to such date. Grants may also provide that the awards will vest earlier upon satisfaction of one or more stated conditions. Some examples of such conditions might include the achievement of performance or specified objectives (such as before or after-tax net income, book value per share, stock price, return on shareholders' equity, relative performance versus peers, expense management, return on investment, improvements in capital structure, profitability of an identifiable business unit or product, profit margins, budget comparisons, total return to shareholders, revenue, or any level of increase or decrease of one or more of the foregoing over a specified period). The performance factors may relate to our performance as a whole, or the performance of a business unit, product line, territory, or any combination thereof, and may include other objective measures which the committee determines will contribute significantly to the creation of shareholder value. If restricted stock is forfeited, the participant is entitled to no payment (other than a return of the purchase price paid to us, if any). During the period of restriction, the participant will be entitled to receive dividends on the restricted stock, will be entitled to exercise full voting rights with respect to the restricted stock, and will be covered by our shareholder rights plan. Once the restrictions expire, the shares are identical to other shares of our common stock.

General Terms

Eligibility.    Officers, other employees and contractors of Shuffle Master are generally eligible to receive all types of awards under the 2004 Plan. Our non-employee directors are eligible to receive non-qualified stock options, stock appreciation rights and restricted stock under the 2004 Directors' Plan.

Maximum Awards.    Under the 2004 Plan, the maximum number of awards which may be granted is 1,200,000, of which no more than 840,000 may be granted as restricted stock. Under the 2004 Directors' Plan, the maximum number of awards which may be granted is 500,000, of which no more than 350,000 may be granted as restricted stock. No person may be granted any combination of awards under the 2004 Plan with respect to more than 250,000 shares of common stock in any fiscal year. No director may be granted any combination of awards under the 2004 Directors' Plan with respect to more than 30,000 shares of common stock in any fiscal year.

Award Pricing.    The committee will determine the exercise price of stock option and stock appreciation right awards and the purchase price of restricted stock, subject to the following limitations, and will also determine the other terms of each award:

  •
  The exercise prices of incentive stock options and non-qualified stock options must be not less than the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to a person owning more than 10% of the voting power of our common stock must be not less than 110% of the fair market value of our common stock on the date of grant.

  •
  The exercise price of stock appreciation rights must, similarly, not be less than 100% of the fair market value of our common stock on the date of grant.

  •
  The purchase price charged a Participant for the grant of restricted stock may, as determined by the committee, range from zero to the share's fair market value.

Adjustments.    To prevent dilution or enlargement of participant interests, in the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, reverse stock split, share combination, or other change in our corporate structure affecting the stock, both plans provide for a corresponding adjustment to: (1) the number of shares subject to the then-outstanding awards, (2) the price per share of the then-outstanding awards, (3) the maximum number of shares remaining available for grant, and (4) the maximum number of shares with respect to which any participant is permitted to receive awards in any fiscal year.

For purposes of calculating the aggregate number of shares issued under either plan, we will count the number of shares of restricted stock issued, the number of shares issued upon the exercise of an option and the number of shares corresponding to payments in settlement of stock appreciation rights, but will not count those shares which are subject to awards returned to us upon expiration, termination, repurchase, or cancellation. Shares surrendered to us in payment of an exercise price or for withholding taxes will be deemed to have been issued.

Amendment and Termination.    We may terminate either plan at any time. Both plans provide that no awards may be granted ten years after the plan's effective date. We may also amend or modify either plan from time to time, subject to provisions of existing award agreements. Certain amendments and modifications, as required by the Internal Revenue Code, by the Securities Exchange Act or by other regulatory bodies, are subject to shareholder approval. In particular, awards previously granted may not be re-priced by lowering their exercise price and may not be replaced with a re-grant of the same award at a lower exercise price without approval of our shareholders.

Vesting and Exercisability.    The committee will determine the date or dates on which awards will vest and/or become exercisable. Although both plans contain default provisions regarding vesting, the committee is free to vary from these provisions as to every award.

Plan Provisions Regarding Changes in Control.    Both plans provide that if we experience a change in control (as defined in both plans), the vesting and exercisability of all outstanding awards will automatically accelerate.

Expiration.    Stock options and stock appreciation rights will have a maximum term of ten years (five years for any incentive stock option granted to a person owning more than 10% of the voting power of our common stock) or any shorter term adopted by the committee at the time of grant, but will be subject to earlier termination upon the participant's termination of employment or status as a director or contractor. In general, stock options and stock appreciation rights will terminate immediately upon termination of the participant's employment or status as a director or contractor for cause, and nonqualified stock options and stock appreciation rights will terminate no later than twelve months after termination of the participant's employment or status as a director or contractor for any other reason. Incentive stock options will terminate no later than three months after the participant's employment terminates (no later than twelve months in the event of the participant's death or disability). Any restricted stock not vested at the time a participant's employment or status as a director or contractor terminates will be forfeited.

Form of Payment.    Stock options may be exercised by payment of cash, under certain conditions by the surrender of shares of our common stock and in any other manner permitted by the committee. Payments in settlement of the exercise of stock appreciation rights may be in cash or shares of our common stock, as determined by the committee. Any payments required with respect to restricted stock may be made in any manner permitted by the committee.

Award Documentation.    Each award will be evidenced by an agreement executed by us and by the participant setting forth terms and conditions applicable to the award.

Rights With Respect to Common Stock.    Holders of incentive stock options, non-qualified stock options or stock appreciation rights will not have any right, title or interest in or to any shares of our common stock unless the award is of a stock option and the option has been exercised pursuant to its terms. Upon exercise of a stock option, the shares issued to the recipient will be the same as and have the same rights as other shares of our common stock. Upon exercise of a stock appreciation right, the holder will be entitled to a payment to be made by us and, unless paid in stock, the holder will not have any rights as a shareholder. A holder of shares of restricted stock will, from the time of the award, have all rights of a shareholder, including the right to receive dividends, to vote, and to receive any distributions upon liquidation, provided that such rights will be lost and such shares forfeited if the contingency upon which vesting of such restricted stock is contingent is no longer satisfied. Pending vesting, holders of shares of restricted stock will have no rights to transfer any right, title or interest in such shares.

Transferability.    Incentive stock options will not be assignable or transferable other than by will or the laws of inheritance following the participant's death. Non-qualified stock options will generally be transferable during the holder's lifetime to one or more members of the holder's family, to a trust established for the benefit of one or more such family members, or to the holder's former spouse pursuant to a domestic relations order in settlement of marital property rights.

Administration.    The board of directors or a committee to which it delegates its authority will act as the administrator of both plans. Among other things, the committee will have the power to:

  •
  select the persons to whom and the times at which awards will be granted, the nature of each award and the terms and conditions of each award;

  •
  interpret both plans and the rights of participants as to awards granted under the plans; and

  •
  accelerate the vesting or exercise period of any award, and with the consent of the participant make other modifications in the terms and conditions of an award (except that we may not reduce the exercise price of existing awards nor replace existing awards with new awards having lower exercise prices).

Tax Effect.    Except as to incentive stock options, we will generally be entitled to a deduction, for federal income tax purposes, in the same amount and at the same time(s) that the holder of the award is required to recognize taxable income. As to incentive stock options, if the holder of the option satisfies all of the conditions related to incentive stock options, we will not be entitled to any tax deduction related to such option.

Limitations on Deductions.    In general, Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that may be deducted by us in any tax year with respect to our chief executive officer and each of the next four most-highly-paid executive officers, potentially including any compensation relating to an award granted under either plan. Compensation that is considered to be performance-based does not need to be taken into account for purposes of the

$1 million limitation, and accordingly, should be deductible by us without limitation under Section 162(m). Provided that a stock option or stock appreciation right is approved by a committee comprised solely of two or more "outside directors," has an exercise price or strike price of at least fair market value on the date of grant (which both the 2004 Plan and the 2004 Directors' Plan require) and the plan under which the stock option or stock appreciation right is granted imposes a limit on the number of shares with respect to which awards may be granted during a specified period to any employee, any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-qualified stock options should qualify as performance-based compensation for purposes of Section 162(m). As described above, both the 2004 Plan and the 2004 Directors' Plan impose per person limits on the maximum awards and we intend that we will be able to deduct the described expenses as to options and stock appreciation rights.

If certain officers, shareholders or certain other highly compensated persons receive any payments or rights that are contingent upon a change in control, such payments may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. Such person may be subject to an excise tax (in addition to ordinary income tax liability) as a result of such excess parachute payments and we will not be allowed to deduct such excess parachute payments. A portion of the value of the award under either plan will be considered contingent on a change in control to the extent that the change in control accelerates the vesting of options, stock appreciation rights or restricted shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We had no reportable transactions during the fiscal year ended October 31, 2003. All reportable transactions between us and our related parties other than in the ordinary course of business will be reviewed and approved in advance by our audit committee.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

The following report of our compensation committee and the stock performance graph that appears later in this Proxy Statement shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act or incorporated by reference into any document so filed.

The compensation committee of our board of directors is composed entirely of independent directors and is responsible for developing and making recommendations to our board of directors with respect to our executive compensation policies. In addition, our compensation committee, pursuant to authority delegated by our board of directors, recommends the compensation to be paid to the chief executive officer and each of our other executive officers.

It is the intention of our compensation committee to utilize a pay-for-performance compensation program that is directly related to achievement of our financial and strategic objectives. The primary elements of the program are base salary, annual cash bonus incentives based on performance, and long-term incentives in the form of stock-based compensation. These elements are designed to: (i) provide compensation opportunities that will allow us to attract and retain talented executive officers who are essential to our success; (ii) provide compensation that rewards both individual and corporate performance and motivates the executive officers to achieve corporate strategic objectives; and (iii) align the interests of executive officers with the long-term interests of shareholders through stock-based awards.

Base salaries of our executive officers are intended to be competitive with the base salaries paid by other corporations engaged in businesses similar to ours, particularly in supplying the gaming and leisure industries. Base salaries are determined for executive officer positions using compensation surveys, taking into account variables such as geography, job comparability, size of each corporation and its industry. In addition to base salary, executive officers are eligible to participate in our employee benefit plans on the same terms as other employees, except that executive officers cannot participate in the employee-wide profit sharing plan.

We generally enter into employment agreements with our executive officers, which provides for base salaries together with bonuses to be paid upon achieving targeted results and for the grant of stock- based compensation. Such agreements typically provide for employment for more than one year and provide for additional bonuses and/or equity incentive grants. Our compensation committee is responsible for recommending such bonuses and grants to our board of directors, which determines appropriate amounts of each. The purpose of the annual bonus program is to provide a short-term, direct financial incentive in the form of an annual cash bonus to executive officers. Generally, our compensation committee identifies one or more targeted levels of financial performance. Presuming such targets are met, each executive officer is eligible to receive a cash bonus determined by meeting that individual's financial, strategic and operating objectives as proposed by our compensation committee and approved by our board of directors. Incentive compensation is reviewed annually. Our compensation committee may also provide cash bonus opportunities to executive officers based upon meeting specific operational objectives.

The 1993 Plan (under which options may no longer be granted) and the 2002 Plan are the basis of our long-term incentive plan for executive officers and other key employees. The objectives of these plans are to align executive officers' long-term interests with those of the shareholders by creating a direct incentive for executive officers to increase shareholder value. The option grants allow executive officers to purchase shares of our common stock at a price equal to the fair market value of the stock on the date of grant over a term of ten years. Such option grants generally vest over a four-year period. The award of options is consistent with our objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

In May 2002, we entered into an employment agreement with Dr. Yoseloff, which set his base salary. Under that agreement, his base salary is currently $350,000 through October 31, 2004. During fiscal 2003, Dr. Yoseloff received bonuses under such plan of $169,000 upon achieving objectives set by our compensation committee. Additionally, our compensation committee chose to pay Dr. Yoseloff a discretionary bonus, in June 2003, of $100,000 related to the accomplishment of certain strategic goals.

Although Dr. Yoseloff's employment agreement did not require any option grants, we granted Dr. Yoseloff options to purchase 60,000 shares at an exercise price of $19.21 in March 2003 and options to purchase 60,000 shares at an exercise price of $27.75 in October 2003.

Our compensation committee determined its recommendation for Dr. Yoseloff's bonuses and option grants during fiscal 2003 by reference to total compensation paid to chief executive officers in peer companies, based upon advice of outside advisors and based upon his success in achieving objectives set by the compensation committee.

Since Dr. Yoseloff was appointed chief executive officer effective June 15, 2001, our stock price has increased 98%, to $36.23 as of January 27, 2004 from $18.33. Also during Dr. Yoseloff's tenure as chief executive officer, our annual earnings per diluted share increased by 57%, to $0.99 in fiscal 2003 from $0.63 in fiscal 2001. Additionally, he has lead the diversification of our product lines and revenue sources and has successfully executed agreements for the acquisition of significant new technologies for us, including Bloodhound™, our table game player tracking software, from Casino Software Services, Inc., in August 2002, and Table Master™, our new multi-player video table game platform, from Sega Gaming Technology, Inc., in April 2003.

With regard to our core shuffler and table game product lines, during Dr. Yoseloff's tenure we have seen strong growth in unit placements and the development and introduction of significant new products during the past two and one-half years. The total of shufflers leased and cumulative shufflers sold has increased 53%, to 11,090 units as of October 31, 2003 from 7,261 units. The total of table units placed has increased 51% to 1,732 units from 1,147 units in the same period, paced by the emergence of Three Card Poker® as the world's most popular proprietary table game. We have also introduced two next-generation shufflers, the Deck Mate® and the MD-2™ and have introduced several new proprietary table games, including Four Card Poker®, Dragon Bonus™, and Big Raise Hold'em™. Additional Utility Products and Entertainment Products are under development, including next-generation shufflers, table game content on our Table Master™ multi-player video platform, as well as our Intelligent Table System™, which is a modular technology designed to gather data and track table game players.

The foregoing report is provided by the following directors who comprise our compensation committee:

Garry W. Saunders Ken Robson Don R. Kornstein Members of the Compensation Committee

STOCK PERFORMANCE GRAPH

The following graph compares a shareholder's cumulative total return for the last five fiscal years, assuming $100 invested at October 31, 1998, with the reinvestment of all dividends, as if such amounts had been invested in: (i) our common stock; (ii) the stocks included in the Dow Jones US Casinos Index; (iii) the stocks included in the Russell 2000 Index; and (iv) the stocks of a peer group index.

	Investment Value as of October 31,
	1998	1999	2000	2001	2002	2003
Shuffle Master, Inc.	$100	$111	$280	$352	$645	$858
Peer Group	$100	$225	$323	$349	$362	$416
Dow Jones US Casinos Index	$100	$162	$191	$148	$204	$292
Russell 2000 Index	$100	$115	$135	$118	$104	$149

We had previously elected to compare an investment in our common stock to a peer group index rather than a published industry index because we believed the members of such peer group index had businesses more similar to ours than did the members of published industry indexes. As our business has broadened, we now believe that the published industry index has become more comparable. We do not intend to compare our stock performance to this peer group in future years. Our peer group index was comprised of the following companies: Acres Gaming, Incorporated, Alliance Gaming Corporation, Aristocrat Leisure Limited, Mikohn Gaming Corporation, Multimedia Games, Inc., Paul-Son Gaming Corporation and WMS Industries, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our common stock beneficially owned: (i) by each nominee for election as a director; (ii) by each executive officer named in the Summary Compensation Table; and (iii) by all directors and executive officers as a group, as of January 27, 2004:

	Shares of Common Stock
Name of Beneficial Owner(1)	Owned	Options Exercisable Within 60 Days	Beneficially Owned(2)	Percent
Mark L. Yoseloff	133,657	429,853	563,510	3.3%
Paul C. Meyer	—	—	—	*
Gerald W. Koslow	2,000	52,834	54,834	*
R. Brooke Dunn	14,200	81,659	95,859	*
Ken Robson	10,750	77,000	87,750	*
Garry W. Saunders	2,000	36,000	38,000	*
Don R. Kornstein	100	15,000	15,100	*

All directors and executive officers as a group (7 persons)	162,707	692,346	855,053	4.9%

(1)
The address of each person listed in this table is 1106 Palms Airport Drive, Las Vegas, Nevada, 89119.

(2)
Represents the sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of January 27, 2004.

*
Less than 1%

In January 2003, we amended our Governance Committee Charter to include a statement of our policy with respect to director stock ownership. Directors are strongly encouraged to own a minimum of stock in an amount equal to $150,000 and are expected to achieve the target level within five years of becoming a director. The director stock ownership policy states that trading in our stock is discouraged and that a director should view his or her shares of our stock as long-term investments. Our board of directors believes that increasing their ownership of our common stock will more closely align the interests of our board of directors with our shareholders.

The following table sets forth the number of shares of our common stock beneficially owned by each person whom we know to be the beneficial owner of more than 5% of the outstanding shares of common stock as of February 10, 2004:

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number		Percent
Deutsche Bank AG Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	1,232,464	(1)	7.4%
Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, Suite 200 Los Angeles, CA 90067	1,226,797	(2)	7.4%
Columbia Wanger Asset Management L.P. 227 West Monroe Street Suite 3000 Chicago, Illinois 60606	869,000	(3)	5.2%

(1)
Share information is furnished in reliance on the Schedule 13G dated February 13, 2004, filed with the SEC by Deutsche Bank AG ("Deutsche"), which represents holdings as of December 31, 2003. This number reflects the securities beneficially owned by the Private Clients and Asset Management business group of Deutsche and its subsidiaries and affiliates ("DBAG"), but does not reflect securities, if any, beneficially owned by any other business group of DBAG.

(2)
Share information is furnished in reliance on the Schedule 13G dated February 6, 2004, filed with the SEC by Kayne Anderson Rudnick Investment Management, LLC, which represents holdings as of December 31, 2003.

(3)
Share information is furnished in reliance on the Schedule 13G dated February 10, 2004, filed by Columbia Wanger Asset Management, L.P., which represents holdings as of December 31, 2003. This numbers represent shares acquired on behalf of discretionary clients of Columbia Wanger Asset Management, L.P., including WAM Acquisition GP, Inc., the general partner of Columbia Wanger Asset Management, L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, certain of our officers and persons holding 10% of our common stock to file reports with the SEC regarding their ownership, acquisitions and dispositions of our common stock. All executive officers and directors filed all reports as required during the fiscal year ended October 31, 2003. These reports are available on our website at www.shufflemaster.com and on the SEC's website at www.sec.gov.

SUBMISSION OF SHAREHOLDER PROPOSALS

The rules of the SEC permit our shareholders to present proposals for shareholder action in our Proxy Statement. We must receive shareholder proposals for presentation at our Annual Meeting in 2005, prepared in accordance with proxy rules, on or before September 29, 2004.

Although we have not adopted a formal procedure that shareholders must follow to send communications to our board of directors, the board does receive communications from shareholders from time to time and addresses those communications where appropriate. Shareholders can send communications to the board by contacting our Investor Relations Department at the address or number(s) listed below:

Investor Relations
Shuffle Master, Inc.
1106 Palms Airport Drive
Las Vegas, NV 89119
Phone: (702) 897-7150
Fax: (702) 270-5161

Where shareholders request information or ask questions that our management can more efficiently address, our Investor Relations Department responds to such shareholder communications without forwarding them to the board of directors; however, the Investor Relations Department will forward any shareholder communication concerning employee fraud or accounting matters to the audit committee. It forwards to the full board any communications relating to corporate governance or those requiring board action.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Report of the Compensation Committee of our board of directors, the Report of the Audit Committee of our board of directors and the Performance Graph contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Securities Exchange Act.

OTHER BUSINESS

We do not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and we know of no other business to come before the meeting.

By Order of the Board of Directors,
/s/ GERALD W. KOSLOW
Gerald W. Koslow Secretary
February 23, 2004 Las Vegas, Nevada

The Shuffle Master, Inc.

2004 Equity Incentive Plan For Non-Employee Directors

(February 12, 2004)

The Shuffle Master, Inc.
2004 Equity Incentive Plan For Non-Employee Directors

7.9)	If a Participant Becomes an Employee	11
7.10)	Nontransferability of Stock Appreciation Rights	12
ARTICLE 8. RESTRICTED STOCK		12
8.1)	Grant of Restricted Stock	12
8.2)	Restricted Stock Agreement	12
8.3)	Transferability	12
8.4)	Other Restrictions	12
8.5)	Certificate Legend	12
8.6)	Removal of Restrictions	13
8.7)	Voting Rights; Shareholder Rights Plan	13
8.8)	Dividends and Other Distributions	13
8.9)	Termination as Director Due to Death or Disability	13
8.10)	Termination as Director for Other Reasons	13
8.11)	If a Participant Becomes an Employee	13
8.12)	Election Under Code Section 83(b)	13
ARTICLE 9. CHANGE IN CONTROL		14
9.1)	Acceleration of Vesting; Termination of Period of Restriction	14
9.2)	No Limitation on Exercise Period	14
9.3)	No Extension of Exercise Period	14
9.4)	Limitation on Payments	14
ARTICLE 10. BENEFICIARY DESIGNATION		14
ARTICLE 11. RIGHTS OF PARTICIPANTS		15
11.1)	Participation	15
11.2)	No Implied Rights	15
11.3)	No Right to Company Assets	15
ARTICLE 12. AMENDMENT, MODIFICATION, AND TERMINATION		15
12.1)	Amendment, Modification, and Termination	15
12.2)	Awards Previously Granted	16
ARTICLE 13. GOVERNMENT REGULATION AND REGISTRATION OF SHARES		16
13.1)	General	16
13.2)	Compliance as an SEC Registrant	16
ARTICLE 14. SUCCESSORS		16
ARTICLE 15. MISCELLANEOUS		16
15.1)	Rights as Shareholder	16
15.2)	No Obligation to Exercise Option or SAR; Maintenance of Relationship	16
15.3)	Withholding Taxes	16
15.4)	Purchase for Investment; Rights of Holder on Subsequent Registration	17
15.5)	Modification of Outstanding Awards	17
15.6)	Liquidation	17
15.7)	Restrictions on Issuance of Shares	17
ARTICLE 16. REQUIREMENTS OF LAW		18
16.1)	Requirements of Law	18
16.2)	Governing Law	18

THE SHUFFLE MASTER, INC.
2004 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

ARTICLE 1.
ESTABLISHMENT, PURPOSE, AND DURATION

        1.1)    Establishment of the Plan.    This plan, known as "The Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors," is established effective as of February 12, 2004, subject to approval by the shareholders of Shuffle Master, Inc. for the grant of Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock to Non-Employee Directors of the Company.

        1.2)    Purpose of the Plan.    The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Non-Employee Directors by linking their personal interests to the long-term financial success of the Company and its Subsidiaries, and to growth in shareholder value.

        1.3)    Duration of the Plan.    The Plan will commence on the effective date set forth in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it have been purchased or acquired according to the provisions herein. No Awards may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

        2.1)    Definitions.    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

        (a)   "Award" means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights or Restricted Stock.

        (b)   "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        (c)   "Board" or "Board of Directors" means the Board of Directors of the Company.

        (d)   "Cause" shall include but not be limited to: (i) willful breach of any agreement entered into with the Company; (ii) misappropriation of the Company's property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Company; or (iii) conviction of any felony or crime involving moral turpitude.

        (e)   "Change in Control" shall mean:

          (1)   That any Person (other than the Company) has made a tender offer to acquire such number of shares of the Company's Stock as shall constitute twenty percent (20%) or more of the Company's outstanding Stock;

          (2)   That the Company has issued or the Company's officers and directors have transferred (and/or assigned their voting rights related to) shares of Stock (or other securities convertible into or exchangeable for Stock) representing at least twenty percent (20%) of the outstanding Stock of the Company (including a series of similar transactions effected within six (6) months which, in the aggregate, result in the issuance and/or transfer of (and/or assignment of voting rights related to) at least twenty percent (20%) of the Company's outstanding Stock) (the percentages set forth in

1

  this subsection to be computed after completion of the subject transactions and as though Shares "beneficially owned," as defined in Rule 13d-3 under the Exchange Act, were, in fact, owned);

          (3)   That a proxy statement, whether issued by the Company or another shareholder, proposes a vote at a shareholder meeting related to any merger of the Company, any sale of substantially all of the Company's assets or any reorganization of the Company involving a change in beneficial ownership of the Company;

          (4)   That the individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purpose of this subsection, be considered as though such persons were a member of the Board of Directors on the effective date of the Plan;

          (5)   A change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as any Person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or

          (6)   Any other event which the Committee determines is of similar effect, such determination to be made by the Committee on an event-by-event basis.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (g)   "Committee" means a committee consisting solely of not less than three members of the Board of Directors of the Company, each of whom is a director who satisfies each of the following requirements:

          (1)   The director qualifies as a "non-employee director" within the meaning of, and to the extent required to comply with, Rule 16b-3 of the Exchange Act or any successor provision promulgated under the Exchange Act;

          (2)   The director qualifies as an "outside director" within the meaning of, and to the extent required to comply with, Code Section 162(m); and

          (3)   The director qualifies as an "independent director" as defined in Rule 4200(a)(14) of the Rules of The National Association of Securities Dealers, Inc., as amended from time to time.

The term "Committee" shall refer to the Board of Directors of the Company during such times as no committee is appointed by the Board of Directors and during such times as the Board of Directors is acting in lieu of the Committee.

        (h)   "Company" means Shuffle Master, Inc., a Minnesota corporation, or any successor thereto as provided in Article 14.

        (i)    "Disability" means a physical or mental impairment which prevents a Participant from performing his duties as a director (or, if the Participant has become an employee as described in Sections 6.10, 7.9 and 8.11, from performing his regularly-scheduled duties as an employee), and which is expected to be of long duration or result in death. All determinations as to a Participant's disability status shall be made by the Committee in its discretion and on the basis of such evidence as it shall deem appropriate; provided, however that if a Participant qualifies as disabled within the definition of Code Section 22(e)(3) or qualifies for disability income benefits under a long-term disability benefit

2

plan or insurance policy maintained by the Company or a long-term disability insurance policy maintained by the Participant individually, such qualification shall be conclusive evidence of the Participant's disability for purposes of this Plan.

        (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (k)   "Fair Market Value" means the price per Share of the common Stock of the Company determined as follows: (i) if the security is listed for trading on one or more national securities exchanges or is quoted on the Nasdaq National Market System ("Nasdaq NMS"), the reported last sales price on such principal exchange or system on the date in question (if such security shall not have been traded on such principal exchange or on the Nasdaq NMS on such date, the reported last sales price on such principal exchange or on Nasdaq NMS on the first day prior thereto on which such security was so traded); or (ii) if the security is not listed for trading on a national securities exchange and is not quoted on Nasdaq NMS but is quoted on the Nasdaq Small Cap System or is otherwise traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question (if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the most recent day prior thereto (not to exceed ten (10) days prior to the date in question) on which such prices existed); or (iii) if neither (i) nor (ii) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

        (l)    "Family Member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

        (m)  "Non-Employee Director" means a member of the Board of Directors of the Company who, at the time of grant, is not also an employee of the Company or a Subsidiary.

        (n)   "Option" means a nonqualified option to purchase Stock, as granted under Article 6.

        (o)   "Participant" means a Non-Employee Director (or former Non-Employee Director) who has been granted an Award under the Plan.

        (p)   "Period of Restriction" means the period during which the transfer or sale of Shares of Restricted Stock by the Participant is restricted.

        (q)   "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        (r)   "Plan" means this Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors.

        (s)   "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8.

        (t)    "Securities Act" means the Securities Act of 1933, as amended from time to time.

        (u)   "Subsidiary" means any company in an unbroken chain of companies beginning with the Company, if, at the time of granting the Award, each of the companies other than the last company in the chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other companies in such chain. The term shall include any Subsidiaries which become such after adoption of this Plan.

        (v)   "Stock" or "Shares" means the common stock of the Company.

3

        (w)  "Stock Appreciation Right" or "SAR" means an Award designated as a Stock Appreciation Right, granted to a Participant pursuant to Article 7.

        (x)   "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

        2.2)    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        2.3)    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.
ADMINISTRATION

        3.1)    The Committee.    The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        3.2)    Authority of the Committee.    Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules for its administration; to accelerate the vesting of any Option or SAR or the termination of any Period of Restriction under any Award agreement, or other instrument relating to an Award under the Plan; and (subject to the provisions of Article 12) to amend the terms and conditions of any outstanding Option, SAR or Restricted Stock Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Except as required by Section 4.3 and as provided in Article 12, in no event shall the Committee have the right to (i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR or (ii) change the exercise price of an Option or SAR to an exercise price that is less than the original exercise price without first obtaining the approval of shareholders of the Company. Notwithstanding the foregoing, as provided in Section 12.2, no action of the Committee (other than pursuant to Section 4.3) may, without the consent of the person or persons holding Restricted Stock or any outstanding Option or Stock Appreciation Right, adversely affect the rights of such person or persons.

        3.3)    Selection of Participants.    Subject to the provisions of Section 5.2, the Committee shall have the authority to grant Awards under the Plan, from time to time, to such current Non-Employee Directors as it may select.

        3.4)    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

        3.5)    Procedures of the Committee.    All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee

4

shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Minnesota law for their services as directors of the Company.

        3.6)    Award Agreements.    Awards under the Plan shall be evidenced by an Award agreement, which shall be signed by an officer of the Company and by the Participant, and shall contain such terms and conditions as are approved by the Committee. Such terms and conditions need not be the same in all cases.

        3.7)    Conditions on Awards.    (a) Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, impositions on the time of exercise of Options and SARs to specified periods) as it deems appropriate.

        3.8)    Saturdays, Sundays and Holidays.    When a date referenced in an Award agreement falls on a Saturday, Sunday or other day when the Company's general office is closed, the date referenced will revert back to the day prior to such date.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

        4.1)    Number of Shares.    Subject to adjustment as provided in Section 4.3, the aggregate number of Shares that may be delivered under the Plan shall not exceed Five Hundred Thousand (500,000) Shares, of which no more than Three Hundred Fifty Thousand (350,000) Shares may be granted as Restricted Stock pursuant to Article 8. For purposes of determining at any time the number of shares that may be delivered pursuant to this Section 4.1, the exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be treated as a delivery of, and a reduction to remaining available shares by, that number of Shares which corresponds to the number of Shares with respect to which the Stock Appreciation Right is exercised.

        4.2)    Lapsed Awards.    If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.1.

        4.3)    Adjustments in Authorized Shares.

        (a)   In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or dividends payable in capital stock, an appropriate adjustment shall be made in the number and kind of Shares as to which Awards may be granted under the Plan and as to which outstanding Options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options and SARs shall be made without change in the total price applicable to the unexercised portion of such Awards and with a corresponding adjustment in the exercise price per Share. No such adjustment shall be made hereunder which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Award or a grant of additional benefits to a participant.

        (b)   If the Company is a party to a merger, consolidation, reorganization, or similar corporate transaction and if, as a result of that transaction, its Shares are exchanged for: (i) other securities of the Company and/or (ii) securities of another company which has assumed the outstanding Awards under the Plan or has substituted for such Awards its own awards, then each Participant shall be entitled (subject to the conditions stated herein or in such substituted awards, if any), in respect of that Participant's Awards, to rights with respect to such other securities of the Company or of such other

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company as are sufficient in the determination of the Committee to ensure that the value of the Participant's Awards immediately before the corporate transaction is equivalent to the value of such Awards immediately after the transaction, taking into account the exercise price of Options and SARs before such transaction, the Fair Market Value of Shares immediately before such transaction and the Fair Market Value immediately after the transaction of the securities then subject to that Award (or to the award substituted for that Award, if any). The Committee shall make the determinations specified in this subsection (b) in the event of any transaction described in this subsection (b), and its determinations shall be binding on all Participants.

        (c)   Upon the happening of any such corporate transaction, the class and aggregate number of Shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this Section 4.3.

ARTICLE 5.
ELIGIBILITY AND PARTICIPATION

        5.1)    Eligibility.    Awards may be granted only to a person who on the date of grant is a Non-Employee Director of the Company. All Non-Employee Directors are eligible to receive Awards under the Plan. No Non-Employee Director shall have any right to be granted an Award under this Plan even if previously granted an Award.

        5.2)    Actual Participation.    Awards shall be granted as follows:

        (a)   Upon the initial election or appointment of a Non-Employee Director, the Committee shall grant an Award to such new Non-Employee Director with respect to such number of Shares as the Committee shall determine, if any. If more than one Non-Employee Director is elected or appointed at the same time, the Committee may vary the type and number of Awards granted to each.

        (b)   Each person who remains a Non-Employee Director immediately after the Company's annual shareholder meeting shall be granted an Award with respect to such number of Shares as the Committee shall determine, if any. If more than one Non-Employee Directors is re-elected at the same time, the Committee may vary the type and number of Awards granted to each.

        (c)   In addition to the granting of Awards pursuant to subsections (a) and (b) above, the Committee may grant additional Awards to Non-Employee Directors at such times as the Committee shall determine. Awards granted under this subsection shall contain such terms and conditions as determined by the Committee at the time of grant.

        (d)   The maximum number of Shares with respect to which Awards may be granted to any Participant for any fiscal year of the Company is Thirty Thousand (30,000) Shares. For purposes of these maximum limits, the grant of a Stock Appreciation Right shall be treated as the grant of an Option for that number of Shares which corresponds to the number of Shares with respect to which the Stock Appreciation Right is or may become exercisable.

ARTICLE 6.
STOCK OPTIONS

        6.1)    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the

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acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion.

        6.2)    Option Agreement.    Each Option grant shall be evidenced by an Option agreement that shall specify the Participant, the Option exercise price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions, including vesting, as the Committee shall determine. If not specified by the Committee at the time an Option is granted, such Option shall immediately vest on the date of the grant.

        6.3)    Option Exercise Price.    The Option exercise price per share of Stock covered by the Option shall be determined by the Committee, but may not be less than the Fair Market Value of the Stock on the date the Option is granted.

        6.4)    Duration of Options.    No Option may be exercised after ten (10) years from the date on which the Option was granted. If an earlier expiration date is not specified by the Committee at the time of grant, each Option shall expire at the close of business on the tenth (10th) anniversary of the date of grant.

        6.5)    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. All Options within a single grant need not be exercised at one time.

        6.6)    Manner of Exercise of Options.    An Option may be exercised in whole or in part, at such time or times, and with such rights with respect to such Shares, as provided in the applicable Option agreement. An Option shall be exercisable only by: (i) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares; (ii) tendering to the Company the original Option agreement (or a replacement Option agreement satisfactory to the Committee); and (iii) payment to the Company of the exercise price for the number of Shares with respect to which the Option is then exercised. Except as set forth in the next sentence, payment of the exercise price may be made in any of the following manners:

        (a)   cash, including certified check, bank draft or postal or express money order;

        (b)   personal check (provided that if payment of the exercise price is made by personal check and such personal check is not timely paid by the drawer's bank, such payment shall be deemed not to have been made and any Shares issued upon such exercise shall be deemed void and never issued);

        (c)   by surrender for cancellation of Shares which:

          (1)   were acquired by the Participant (or person exercising the Option) other than by exercise of an Option;

          (2)   were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for at least six months after such exercise; or

          (3)   were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for six months or less after such exercise but only if the Participant (or person exercising the Option) has obtained prior approval of the specific surrender (such approval to specify at least the date of grant of the Option being exercised, the dates of grant and exercise of the Option pursuant to which Shares to be surrendered were acquired, and the number of Option Shares to be surrendered) by the Committee;

and which have a Fair Market Value equal to the exercise price of the Options being exercised (if the Shares surrendered have a Fair Market Value in excess of the exercise price of the Options being

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exercised, the Company shall promptly pay to the Participant or person exercising the Option an amount equal to the excess of such Fair Market Value over the exercise price, not to exceed the Fair Market Value of one Share); or

        (d)   by any other method of payment which the Committee shall approve before, at, or after the date of grant of such Options.

An Option shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of the original Option agreement, written notice of intent to exercise the Option, and payment for the number of Shares being acquired upon exercise of the Option. The Participant shall be treated for all purposes as the holder of record of the Option Stock as of the close of business on such date, except where Shares are held for unpaid withholding taxes. As promptly as practicable on or after such date, the Company shall issue and deliver to the Participant a certificate or certificates for the Option Stock issuable upon such exercise; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

Notwithstanding the foregoing listing of permissible manners of payment of exercise price, the Committee shall have the right from time to time to cancel, limit or suspend as to any one, some, or all Option(s) and as to any one, some, or all Participants, the right to make payment under any one or more manners of payment (other than the payment by cash, certified check, bank draft or postal or express money order), including other methods of payment previously approved by the Committee under the authority granted in subsection (d) of this Section 6.6.

There shall be no exercise at any one time for fewer than one hundred (100) Shares (or such lesser number of Shares as the Committee may from time to time determine in its discretion) or all of the remaining Shares then purchasable by the Participant or person exercising the Option.

When Shares are issued pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option agreement by the Company before the Option agreement is returned. When all Shares covered by the Option agreement have been issued, or the Option shall expire, the Option agreement shall be canceled and retained by the Company.

        6.7)    Restrictions on Stock Transferability.    The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

        6.8)    Termination as Director Due to Death or Disability.    If a Participant ceases to be a director (or an employee pursuant to Section 6.10) by reason of death, any of such Participant's outstanding Options which were not vested and exercisable on his date of death shall immediately become 100% vested, and all of the Participant's outstanding Options shall be exercisable at any time prior to the expiration date of the Options, but only within twelve (12) months following the date of death, whichever period is shorter. Options may be exercised by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

Subject to Section 6.10, if a Participant ceases to be a director (or an employee pursuant to Section 6.10) by reason of Disability, any of such Participant's outstanding Options which were not vested and exercisable on the date the Committee determines that the Participant has incurred a Disability shall immediately become 100% vested, and all of the Participant's outstanding Options shall be exercisable at any time prior to the expiration date of the Options, but only within twelve

8

(12) months following the date of Disability as determined by the Committee, whichever period is shorter.

        Notwithstanding the foregoing, the Committee may, for any Participant, in its sole discretion, lengthen the exercise period of any Option for a period which does not exceed the Option's expiration date, if it deems this is in the best interest of the Company.

        6.9)    Termination as Director for Other Reasons.    If a Participant ceases to be a director or an employee (pursuant to Section 6.10) for any reason other than death, Disability or for Cause, any of such Participant's outstanding Options which were then vested and exercisable shall be exercisable at any time prior to the expiration date of Options, but only within twelve (12) months following the date of his termination as a director (or as an employee pursuant to Section 6.10), whichever period is shorter. Any Options not then vested and exercisable shall be forfeited back to the Company.

If the Participant's position as an employee pursuant to Section 6.10 shall terminate for Cause, all of the Participant's outstanding Options, whether or not then vested, shall be immediately forfeited back to the Company.

        6.10)    If a Participant Becomes an Employee.    A Participant who becomes an employee of the Company or a Subsidiary, while also remaining a director, shall not be eligible to receive a grant of Options under this Plan during any period that he is an employee. Any of the Participant's Options outstanding at the time he becomes an employee shall continue to vest and be or become exercisable under the terms of the Option agreement and the provisions of this Article 6.

If a Participant who becomes an employee later ceases to be a director but remains an employee:

        (a)   his period of employment shall be deemed to constitute service as a director for purposes of this Article 6, and

        (b)   he shall be deemed to have incurred a termination as director for purposes of Sections 6.8 or 6.9 on the date that he is no longer either a director or an employee.

        6.11)    Nontransferability/Permitted Transfers of Options.

        (a)   Except as permitted by subsection (b) below, each Option granted hereunder shall, by its terms, not be transferable by the Participant and shall be, during the Participant's lifetime, exercisable only by the Participant or Participant's guardian or legal representative. Except as permitted by subsection (b) below, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

        (b)   Each Option granted hereunder shall, by its terms, be transferable:

          (1)   by the Participant to a Participant's Family Member (or to a trust in which the Participant's Family Member or Family Members have more than fifty percent (50%) of the beneficial interest) by a bona fide gift or pursuant to a domestic relations order in settlement of marital property rights;

          (2)   by will or pursuant to the laws of descent and distribution; or

          (3)   as otherwise permitted pursuant to the rules or regulations adopted by the Securities and Exchange Commission ("SEC") under the Securities Act or the interpretations of such rules and regulations as announced by the SEC from time to time.

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Any permitted transfer shall be effective only when accepted by the Company subject to the Company receiving documentation reasonably satisfactory to it of such gift, transfer pursuant to domestic relations order, or transfer pursuant to will or pursuant to the laws descent and distribution. Upon effectiveness of any permitted transfer, the rights under any Option shall be exercisable only by the permitted transferee or such transferee's guardian or legal representative. Except as permitted by this subsection, each Option granted under the Plan and the rights and privileges thereby conferred shall not be further transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so further transfer, further assign, pledge, or otherwise further dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void. No permitted transfer shall cause any change in the terms of any Option except the identity of the person(s) entitled to exercise such Option and to receive the common Stock issuable upon exercise of the Option. Without limiting the generality of the foregoing, any Option shall be subject to termination upon the termination as director, death or Disability of the Optionee to whom the Option was originally granted by the Company without reference to the employment, death or Disability of any permitted transferee. In the event of any transfer of an Option, the obligations of the Company owed to the Participant shall be owed to the transferee and references in this Plan or in any Option Agreement to the Participant shall, unless the context otherwise requires, refer to the transferee.

ARTICLE 7.
STOCK APPRECIATION RIGHTS

        7.1)    Grant of Stock Appreciation Rights.    Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, exercisable in any of the following forms as designated by the Committee at the time of grant:

        (a)   in lieu of Options;

        (b)   in addition to Options;

        (c)   independent of Options; or

        (d)   in any combination of (a), (b), or (c).

The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion. The exercise price of a SAR shall not, however, be less than the Fair Market Value of a share of Stock on the date of grant.

        7.2)    Stock Appreciation Rights Agreement.    Each grant of a SAR, and the terms and conditions governing the exercise of the SAR, shall be evidenced by a SAR agreement. If not specified by the Committee at the time a SAR is granted, such SAR shall vest immediately on the date of grant.

Option Stock with respect to which a SAR shall have been exercised may not be subject again to an Award under the Plan.

        7.3)    Exercise of Stock Appreciation Rights.    SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

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SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options.

Subject to Section 7.1, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

        7.4)    Payment of Stock Appreciation Right Amount.    Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

        (a)   The difference between: (i) the Fair Market Value of a Share on the date of exercise and (ii) the exercise price established by the Committee on the date of grant; by

        (b)   The number of Shares with respect to which the SAR is exercised.

        7.5)    Form and Timing of Payment.    Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, as soon as administratively possible after exercise.

        7.6)    Term of Stock Appreciation Rights.    The term of a SAR granted under the Plan shall be determined by the Committee, but shall not exceed ten (10) years. If not specified by the Committee at the time of grant, each SAR shall expire at the close of business on the date preceding the tenth (10th) anniversary of the date of grant.

        7.7)    Termination as Director Due to Death or Disability.    If a Participant ceases to be a director (or an employee pursuant to Section 7.9) by reason of death, any of such Participant's outstanding SARs which were not vested and exercisable on his date of death shall immediately become 100% vested, and all of the Participant's outstanding SARs shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of death, whichever period is shorter. SARs may be exercised by such person or persons as shall have acquired the Participant's rights under the SAR pursuant to Article 10 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

Subject to Section 7.9, if a Participant ceases to be a director (or an employee pursuant to Section 7.9) by reason of Disability, any of such Participant's outstanding SARs which were not vested and exercisable on the date the Committee determines that the Participant has incurred a Disability shall immediately become 100% vested, and all of the Participant's outstanding SARs shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of Disability as determined by the Committee, whichever period is shorter.

Notwithstanding the foregoing, the Committee may, for any Participant, in its sole discretion, lengthen the exercise period of any SAR for a period which does not exceed the SAR's expiration date, if it deems this is in the best interest of the Company.

        7.8)    Termination as Director for Other Reasons.    If Participant ceases to be a director (or an employee pursuant to Section 7.9) for any reason other than death, Disability or for Cause, any of such Participant's outstanding SARs which were then vested and exercisable shall be exercisable at any time prior to the expiration date of such SARs, but only within twelve (12) months following the date of his termination as a director (or as an employee pursuant to Section 7.9), whichever period is shorter. Any SARs not then vested and exercisable shall be forfeited back to the Company.

If the Participant's position as an employee pursuant to Section 7.9 shall terminate for Cause, all of the Participant's outstanding SARs, whether or not then vested, shall be immediately forfeited back to the Company.

        7.9)    If a Participant Becomes an Employee.    A Participant who becomes an employee of the Company or a Subsidiary, while also remaining a director, shall not be eligible to receive a grant of Stock Appreciation Rights under this Plan during any period that he is an employee. Any of the

11

Participant's SARs outstanding at the time he becomes an employee shall continue to vest and be or become exercisable according to the terms and conditions of such SARs and the provisions of this Article 7.

If a Participant who becomes an employee later ceases to be a director but remains an employee:

        (a)   his period of employment shall be deemed to constitute service as a director for purposes of this Article 7, and

        (b)   he shall be deemed to have incurred a termination as director for purposes of Section 7.7 on the date that he is no longer either a director or an employee.

        7.10)    Nontransferability of Stock Appreciation Rights.    No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 8.
RESTRICTED STOCK

        8.1)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants, in such amounts, with such purchase price (if any) and under such other conditions as it shall determine. The Committee shall specify the period of time over which the lapse of a Period of Restriction established pursuant to Sections 8.2, 8.3, and 8.4 (i.e., the period of time over which such Shares of Restricted Stock shall vest) shall occur, and may in its discretion further provide for the acceleration of the lapse of a Period of Restriction upon the attainment of such goals as the Committee may determine in its discretion. Restricted Stock shall at all times for purposes of the Plan be valued at its Fair Market Value without regard to restrictions.

        8.2)    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. If not specified by the Committee at the time of grant of Restricted Stock, the Period of Restriction shall be 12 months from the date of grant for 50% of the number of Shares of Restricted Stock granted, and 24 months from the date of grant for 50% of the number of Shares of Restricted Stock granted.

        8.3)    Transferability.    Except as otherwise provided in this Article 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction. Upon any attempt to transfer, assign, pledge, or otherwise dispose of Shares of Restricted Stock, or any right or privilege conferred thereby, contrary to the provisions of the Restricted Stock agreement or the Plan, upon levy of any attachment or similar process upon such rights or privileges, the Shares of Restricted Stock shall immediately become forfeited to the Company. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

        8.4)    Other Restrictions.    The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

        8.5)    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following, or substantially similar, legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in The

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  Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors, in the rules and administrative procedures established pursuant to such Plan, and in a Restricted Stock agreement dated                        . A copy of the Plan, such rules and procedures, and such Restricted Stock agreement may be obtained from the Secretary of Shuffle Master, Inc."

        8.6)    Removal of Restrictions.    Except as otherwise provided in this Article 8, Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

        8.7)    Voting Rights; Shareholder Rights Plan.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, and shall be covered by the provisions of Company's Shareholder Rights Plan.

        8.8)    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, those Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

        8.9)    Termination as Director Due to Death or Disability.    If a Participant ceases to be a director (or an employee pursuant to Section 8.11) because of his death or his Disability during a Period of Restriction, any remaining period of the Period of Restriction applicable to the Restricted Stock shall automatically terminate and, except as otherwise provided in Section 8.4, the Shares of Restricted Stock shall thereafter be free of restrictions and be fully transferable.

        8.10)    Termination as Director for Other Reasons.    If a Participant ceases to be a director (or an employee pursuant to Section 8.11) for any reason other than for death or Disability during a Period of Restriction, then all Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company and any amounts paid by the Participant to the Company for the purchase of such Shares shall be returned to the Participant; provided, however, that the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Shares of Restricted Stock as it deems appropriate.

        8.11)    If a Participant Becomes an Employee.    A Participant who becomes an employee of the Company or a Subsidiary, while also remaining a director, shall not be eligible to receive a grant of Shares of Restricted Stock under this Plan during any period that he is an employee. Any Shares of Restricted Stock which are subject to a Period of Restriction at the time he becomes an employee shall continue to be subject to such Period of Restriction and to the provisions of this Article 8.

If a Participant who becomes an employee later ceases to be a director but remains an employee:

        (a)   his period of employment shall be deemed to constitute service as a director for purposes of this Article 8, and

        (b)   he shall be deemed to have creased to be a director for purposes of Sections 8.9 and 8.10 on the date that he is no longer either a director or an employee.

        8.12)    Election Under Code Section 83(b).    As a condition to the receipt of Restricted Stock, the Participant shall be deemed to have agreed, and shall confirm such agreement in writing as requested by the Committee, that he will not exercise the election permitted under Code Section 83(b) without informing the Company of his election within ten (10) days of such election. If a Participant fails to give timely notification to the Company, the Committee may, in its discretion, cause the forfeiture of some portion of the Shares of Restricted Stock with respect to which the election was made.

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ARTICLE 9.
CHANGE IN CONTROL

        9.1)    Acceleration of Vesting; Termination of Period of Restriction.    Notwithstanding any requirements for vesting, time of exercisability or Period of Restriction of any Award as set forth in any Award agreement or as otherwise determined by the Committee, any Award granted under this Plan, to the extent not already terminated, shall become vested and immediately exercisable, and any Period of Restriction shall terminate, upon a Change in Control.

        9.2)    No Limitation on Exercise Period.    Nothing in Section 9.1 shall limit or shorten the period during which any Option or SAR is exercisable. If an Option or SAR provides for exercisability during a limited period after a contingency is satisfied, and the initial exercisability of the Option or SAR is accelerated by means of Section 9.1, the expiration of such Option or SAR shall be delayed until the contingency has been satisfied and the Option or SAR shall thereafter remain exercisable for the balance of the period initially contemplated by the grant. (For example, if an Option or SAR is granted providing that it shall be exercisable for a period of twelve (12) months after a triggering event, and such Option or SAR is subject to the provisions of Section 9.1 providing that it shall become immediately exercisable, it shall thereafter remain exercisable until such triggering event has occurred and twelve (12) months has passed.)

        9.3)    No Extension of Exercise Period.    Any acceleration or extension of exercisability pursuant to Section 9.1 shall not extend such exercisability beyond the expiration or maximum term set forth in the Award agreement.

        9.4)    Limitation on Payments.    Notwithstanding anything in this Article 9 to the contrary, if the Company is then subject to the provisions of Code Section 280G, and if the acceleration of the vesting of an Option or SAR, the termination of a Period of Restriction or the payment of cash in exchange for all or part of an Option or SAR (which acceleration or payment could be deemed a "payment" within the meaning of Code Section 280G(b)(2)), together with any other payments which the Participant has the right to receive from the Company or any company that is a member of an "affiliated group" (as defined in Code Section 1504(a) without regard to Code Section 1504(b)) of which the Company is a member, would constitute a "parachute payment" (as defined in Code Section 280G(b)(2)), then the payments to the Participant shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Code Section 4999; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 9.4 will, to that extent, not apply.

ARTICLE 10.
BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid pursuant to the Participant's will or by the laws of descent and distribution.

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ARTICLE 11.
RIGHTS OF PARTICIPANTS

        11.1)    Participation.    No director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

        11.2)    No Implied Rights.    Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

        11.3)    No Right to Company Assets.    Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

ARTICLE 12.
AMENDMENT, MODIFICATION, AND TERMINATION

        12.1)    Amendment, Modification, and Termination.    This Plan shall terminate at such time as the Board of Directors may determine; provided, however, that no Award may be granted under the Plan after the tenth anniversary of its effective date. Any termination shall not affect any Awards then outstanding under the Plan. At any time and from time to time, the Board may amend or modify the Plan. However, if the approval of the shareholders of the Company is required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported (such as Nasdaq), or by any regulatory body having jurisdiction with respect hereto, no amendment or modification which:

  (a)
  increases the total amount of Stock which may be issued under this Plan, except as provided in Section 4.3; or

  (b)
  changes the class of Persons eligible to participate in the Plan;

  (c)
  materially increases the cost of the Plan or materially increase the benefits to Participants;

  (d)
  extends the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised; or

  (e)
  re-prices any previously granted Award by lowering the exercise price or canceling any previously granted Award with a subsequent replacement or re-grant of that same Award with a lower exercise price, except as provided in Section 4.3;

shall be effective prior to the date that such amendment or modification has been approved by both the Board and the shareholders of the Company.

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        12.2)    Awards Previously Granted.    No termination, amendment or modification of the Plan shall, other than pursuant to Section 4.3 hereof, in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant. Except as required pursuant to Section 4.3, no previously granted Option shall be re-priced by lowering the exercise price thereof, nor shall a previously granted Option be cancelled with a subsequent replacement or re-grant of that same Option with a lower exercise price, without prior approval of the shareholders of the Company.

ARTICLE 13.
GOVERNMENT REGULATION AND REGISTRATION OF SHARES

        13.1)    General.    The Plan, and the grant and exercise of Awards hereunder, and the Company's obligations under Awards, shall be subject to all applicable Federal and state laws, rules and regulations and to the approvals of any regulatory or governmental agency as may be required.

        13.2)    Compliance as an SEC Registrant.    The obligations of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including without limitation, the Securities and Exchange Commission, and the rules and regulations of any securities exchange or association on which the Company's common stock may be listed or quoted. For so long as the common stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act with respect to all Shares of the applicable class or series of Stock that may be issued to Participants under the Plan and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

ARTICLE 14.
SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15.
MISCELLANEOUS

        15.1)    Rights as Shareholder.    A Participant granted a SAR under the Plan shall not by reason thereof have any rights of a shareholder of the Company, and a Participant granted an Option under the Plan shall not by reason thereof have any right of a shareholder of the Company with respect to the Shares covered by such Option until the exercise of such Option is effective.

        15.2)    No Obligation to Exercise Option or SAR; Maintenance of Relationship.    The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option or SAR. Nothing in the Plan or in any Award agreement entered into pursuant hereto shall be construed to confer upon a Participant any right to employment, service as a consultant, consultant or as a member of the Company's Board of Directors or interfere in any way with the right of the Company to terminate his relationship with the Company at any time.

        15.3)    Withholding Taxes.    Whenever, under the Plan, Shares are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Company, and whenever a Period of Restriction lapses with respect to Restricted Stock, the Company shall have the right to require the Participant to remit to the Company an amount sufficient

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to satisfy any federal and state withholding or other taxes resulting therefrom. In the event that withholding taxes are not paid by the date of exercise of an Option or the lapse of a Period of Restriction, to the extent permitted by law, the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares deliverable upon the exercise of the Option, by forfeiting Shares of Restricted Stock, or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant as director's fee or otherwise. If withholding taxes are paid by reduction of the number of Shares deliverable to Participant or the forfeiture of Shares of Restricted Stock, such Shares shall be valued at the Fair Market Value as of the business day preceding the date of exercise of the Option or the lapse of the Period of Restriction.

        15.4)    Purchase for Investment; Rights of Holder on Subsequent Registration.    Unless the Shares to be issued upon exercise of an Option or granted as Restricted Stock have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any such Shares unless the Participant shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares to be issued to him for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed on the securities so issued and a "stop transfer" restriction may be placed in the stock transfer records of the Company. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any such Shares, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus, or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages, and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

        15.5)    Modification of Outstanding Awards.    The Committee may accelerate the exercisability of an outstanding Option or SAR or reduce the Period of Restriction of outstanding Restricted Stock, and may authorize modification of any outstanding Award with the consent of the Participant when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan; provided however, that except as provided in Section 4.3 hereof, no previously granted Option will be repriced by lowering the exercise price thereof, nor will a previously granted Option be cancelled with a subsequent replacement or regrant of that same Option with a lower exercise price, without the prior approval of the shareholders of the Company.

        15.6)    Liquidation.    Upon the complete liquidation of the Company, any unexercised Options or SARs theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 4.3 in connection with a merger, consolidation or reorganization of the Company.

        15.7)    Restrictions on Issuance of Shares.    Notwithstanding provisions of this Plan to the contrary, the Company may delay the issuance of Shares covered by the exercise of any Option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

  (a)
  The Shares with respect to which the Option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

17

  (b)
  A no-action letter in respect of the issuance of such Shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

  (c)
  Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended. It is intended that all exercise of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any Option may be exercised.

ARTICLE 16.
REQUIREMENTS OF LAW

        16.1)    Requirements of Law.    The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        16.2)    Governing Law.    The Plan, and all agreements hereunder to the extent not covered by Federal law, shall be construed in accordance with and governed by the laws of the State of Minnesota without giving effect to the principles of the conflicts of laws.

SHUFFLE MASTER, INC.
By:	/s/ MARK L. YOSELOFF Mark L. Yoseloff

Its:	Chairman of the Board and Chief Executive Officer

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The Shuffle Master, Inc.
2004 Equity Incentive Plan
(February 17, 2004)

The Shuffle Master, Inc.
2004 Equity Incentive Plan

ARTICLE 8.	RESTRICTED STOCK	12
8.1)	Grant of Restricted Stock	12
8.2)	Restricted Stock Agreement	13
8.3)	Transferability	13
8.4)	Other Restrictions	13
8.5)	Certificate Legend	13
8.6)	Removal of Restrictions	13
8.7)	Voting Rights; Shareholder Rights Plan	13
8.8)	Dividends and Other Distributions	13
8.9)	Termination Due to Death or Disability	13
8.10)	Termination for Other Reasons	14
8.11)	Election Under Code Section 83(b)	14
ARTICLE 9.	CHANGE IN CONTROL	14
9.1)	Acceleration of Vesting; Termination of Period of Restriction	14
9.2)	No Limitation on Exercise Period	14
9.3)	No Extension of Exercise Period	14
9.4)	Limitation on Payments	14
ARTICLE 10.	BENEFICIARY DESIGNATION	15
ARTICLE 11.	RIGHTS OF PARTICIPANTS	15
11.1)	Participation	15
11.2)	No Implied Rights	15
11.3)	No Right to Company Assets	15
ARTICLE 12.	AMENDMENT, MODIFICATION, AND TERMINATION	15
12.1)	Amendment, Modification, and Termination	15
12.2)	Awards Previously Granted	16
ARTICLE 13.	GOVERNMENT REGULATION AND REGISTRATION OF SHARES	16
13.1)	General	16
13.2)	Compliance as an SEC Registrant	16
ARTICLE 14.	SUCCESSORS	16
ARTICLE 15.	MISCELLANEOUS	17
15.1)	Rights as Shareholder	17
15.2)	No Obligation to Exercise Option or SAR; Maintenance of Relationship	17
15.3)	Withholding Taxes	17
15.4)	Purchase for Investment; Rights of Holder on Subsequent Registration	17
15.5)	Modification of Outstanding Awards	18
15.6)	Liquidation	18
15.7)	Restrictions on Issuance of Shares	18
ARTICLE 16.	REQUIREMENTS OF LAW	18
16.1)	Requirements of Law	18
16.2)	Governing Law	18

THE SHUFFLE MASTER, INC.
2004 EQUITY INCENTIVE PLAN

ARTICLE 1.
ESTABLISHMENT, PURPOSE, AND DURATION

        1.1)    Establishment of the Plan.    This plan, known as "The Shuffle Master, Inc. 2004 Equity Incentive Plan," is established effective as of February 17, 2004, subject to approval by the shareholders of Shuffle Master, Inc. within one year of the date of adoption for the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock to selected officers, employees and Contractors of the Company.

        1.2)    Purpose of the Plan.    The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to the Company's officers, employees and Contractors by linking their personal interests to the long-term financial success of the Company and its Subsidiaries, and to growth in shareholder value.

        1.3)    Duration of the Plan.    The Plan will commence on the effective date set forth in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it have been purchased or acquired according to the provisions herein. No Awards may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

        2.1)    Definitions.    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

        (a)   "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights or Restricted Stock.

        (b)   "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        (c)   "Board" or "Board of Directors" means the Board of Directors of the Company.

        (d)   "Cause" shall include but not be limited to: (i) willful breach of any agreement entered into with the Company; (ii) misappropriation of the Company's property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Company; or (iii) conviction of any felony or crime involving moral turpitude.

        (e)   "Change in Control" shall mean:

          (1)   That any Person (other than the Company) has made a tender offer to acquire such number of shares of the Company's Stock as shall constitute twenty percent (20%) or more of the Company's outstanding Stock;

          (2)   That the Company has issued or the Company's officers and directors have transferred (and/or assigned their voting rights related to) shares of Stock (or other securities convertible into or exchangeable for Stock) representing at least twenty percent (20%) of the outstanding Stock of the Company (including a series of similar transactions effected within six (6) months which, in the aggregate, result in the issuance and/or transfer of (and/or assignment of voting rights related to) at least twenty percent (20%) of the Company's outstanding Stock) (the percentages set forth in

1

  this subsection to be computed after completion of the subject transactions and as though Shares "beneficially owned," as defined in Rule 13d-3 under the Exchange Act, were, in fact, owned);

          (3)   That a proxy statement, whether issued by the Company or another shareholder, proposes a vote at a shareholder meeting related to any merger of the Company, any sale of substantially all of the Company's assets or any reorganization of the Company involving a change in beneficial ownership of the Company;

          (4)   That the individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purpose of this subsection, be considered as though such persons were a member of the Board of Directors on the effective date of the Plan;

          (5)   A change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as any Person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or

          (6)   Any other event which the Committee determines is of similar effect, such determination to be made by the Committee on an event-by-event basis.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (g)   "Committee" means a committee consisting solely of not less than three members of the Board of Directors of the Company, each of whom is a director who satisfies each of the following requirements:

          (1)   The director qualifies as a "non-employee director" within the meaning of, and to the extent required to comply with, Rule 16b-3 of the Exchange Act or any successor provision promulgated under the Exchange Act;

          (2)   The director qualifies as an "outside director" within the meaning of, and to the extent required to comply with, Code Section 162(m); and

          (3)   The director qualified as an "independent director" as defined in Rule 4200(a)(14) of the Rules of The National Association of Securities Dealers, Inc., as amended from time to time.

The term "Committee" shall refer to the Board of Directors of the Company during such times as no committee is appointed by the Board of Directors and during such times as the Board of Directors is acting in lieu of the Committee.

        (h)   "Company" means Shuffle Master, Inc., a Minnesota corporation, or any successor thereto as provided in Article 14.

        (i)    "Contractor" means an individual who is an agent of the Company or a Subsidiary or is retained to provide consulting or other services to the Company or a Subsidiary, and who is not an employee of the Company or any Subsidiary. Unless otherwise specified by an agreement in writing, a Contractor's status as a Contractor shall for purposes of the Plan be deemed to have terminated at such time as the Committee shall determine. A non-employee director of the Company shall not be considered a Contractor for purposes of the Plan.

2

        (j)    "Disability" means a physical or mental impairment which prevents a Participant from performing his regularly-scheduled duties as an officer, employee or Contractor, and which is expected to be of long duration or result in death. All determinations as to a Participant's disability status shall be made by the Committee in its discretion and on the basis of such evidence as it shall deem appropriate; provided, however that if a Participant qualifies as disabled within the definition of Code Section 22(e)(3) or qualifies for disability income benefits under a long-term disability benefit plan or insurance policy maintained by the Company or a long-term disability insurance policy maintained by the Participant individually, such qualification shall be conclusive evidence of the Participant's disability for purposes of this Plan.

        (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (l)    "Fair Market Value" means the price per Share of the common Stock of the Company determined as follows: (i) if the security is listed for trading on one or more national securities exchanges or is quoted on the Nasdaq National Market System ("Nasdaq NMS"), the reported last sales price on such principal exchange or system on the date in question (if such security shall not have been traded on such principal exchange or on the Nasdaq NMS on such date, the reported last sales price on such principal exchange or on Nasdaq NMS on the first day prior thereto on which such security was so traded); or (ii) if the security is not listed for trading on a national securities exchange and is not quoted on Nasdaq NMS but is quoted on the Nasdaq Small Cap System or is otherwise traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question (if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the most recent day prior thereto (not to exceed ten (10) days prior to the date in question) on which such prices existed); or (iii) if neither (i) nor (ii) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

        (m)  "Family Member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

        (n)   "Incentive Stock Option" means any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

        (o)   "Nonqualified Stock Option" means any stock option granted pursuant to this Plan other than as an Incentive Stock Option.

        (p)   "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        (q)   "Participant" means an officer, employee or Contractor who has been granted an Award under the Plan.

        (r)   "Period of Restriction" means the period during which the transfer or sale of Shares of Restricted Stock by the Participant is restricted.

        (s)   "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        (t)    "Plan" means this Shuffle Master, Inc. 2004 Equity Incentive Plan.

        (u)   "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8.

        (v)   "Securities Act" means the Securities Act of 1933, as amended from time to time.

3

        (w)  "Subsidiary" means any company in an unbroken chain of companies beginning with the Company, if, at the time of granting the Award, each of the companies other than the last company in the chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other companies in such chain. The term shall include any Subsidiaries which become such after adoption of this Plan.

        (x)   "Stock" or "Shares" means the common stock of the Company.

        (y)   "Stock Appreciation Right" or "SAR" means an Award designated as a Stock Appreciation Right, granted to a Participant pursuant to Article 7.

        (z)   "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

        2.2)    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        2.3)    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.
ADMINISTRATION

        3.1)    The Committee.    The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        3.2)    Authority of the Committee.    Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules for its administration; to accelerate the vesting of any Option or SAR or the termination of any Period of Restriction under any Award agreement, or other instrument relating to an Award under the Plan; and (subject to the provisions of Article 12) to amend the terms and conditions of any outstanding Option, SAR or Restricted Stock Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Except as required by Section 4.3 and as provided in Article 12, in no event shall the Committee have the right to (i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR or (ii) change the exercise price of an Option or SAR to an exercise price that is less than the original exercise price without first obtaining the approval of shareholders of the Company. Notwithstanding the foregoing, as provided in Section 12.2, no action of the Committee (other than pursuant to Section 4.3) may, without the consent of the person or persons holding Restricted Stock or any outstanding Option or Stock Appreciation Right, adversely affect the rights of such person or persons.

        3.3)    Selection of Participants.    Subject to the provisions of Section 5.2, the Committee shall have the authority to grant Awards under the Plan, from time to time, to such current officers, employees and Contractors as it may select; provided, however, that Incentive Stock Options may only be granted to employees. Without amending the Plan, the Committee may grant Awards to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modification, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

4

        3.4)    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

        3.5)    Procedures of the Committee.    All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Minnesota law for their services as directors of the Company.

        3.6)    Award Agreements.    Awards under the Plan shall be evidenced by an Award agreement, which shall be signed by an officer of the Company and by the Participant, and shall contain such terms and conditions as are approved by the Committee. Such terms and conditions need not be the same in all cases.

        3.7)    Conditions on Awards.    (a) Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, impositions on the time of exercise of Options and SARs to specified periods) as it deems appropriate.

        3.8)    Saturdays, Sundays and Holidays.    When a date referenced in an Award agreement falls on a Saturday, Sunday or other day when the Company's general office is closed, the date referenced will revert back to the day prior to such date.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

        4.1)    Number of Shares.    Subject to adjustment as provided in Section 4.3, the aggregate number of Shares that may be delivered under the Plan shall not exceed One Million Two Hundred Thousand (1,200,000) Shares, of which no more than Eight Hundred Forty Thousand (840,000) Shares may be granted as Restricted Stock pursuant to Article 8. For purposes of determining at any time the number of shares that may be delivered pursuant to this Section 4.1, the exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be treated as a delivery of, and a reduction to remaining available shares by, that number of Shares which corresponds to the number of Shares with respect to which the Stock Appreciation Right is exercised.

        4.2)    Lapsed Awards.    If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.1.

        4.3)    Adjustments in Authorized Shares.

        (a)   In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or dividends payable in capital stock, an appropriate adjustment shall be made in the number and kind of Shares as to which Awards may be granted under the Plan and as to which outstanding Options and SARs or portions thereof then unexercised shall be exercisable, to

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the end that the proportionate interest of the Participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options and SARs shall be made without change in the total price applicable to the unexercised portion of such Awards and with a corresponding adjustment in the exercise price per Share. No such adjustment shall be made hereunder which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Award or a grant of additional benefits to a participant.

        (b)   If the Company is a party to a merger, consolidation, reorganization, or similar corporate transaction and if, as a result of that transaction, its Shares are exchanged for: (i) other securities of the Company and/or (ii) securities of another company which has assumed the outstanding Awards under the Plan or has substituted for such Awards its own awards, then each Participant shall be entitled (subject to the conditions stated herein or in such substituted awards, if any), in respect of that Participant's Awards, to rights with respect to such other securities of the Company or of such other company as are sufficient in the determination of the Committee to ensure that the value of the Participant's Awards immediately before the corporate transaction is equivalent to the value of such Awards immediately after the transaction, taking into account the exercise price of Options and SARs before such transaction, the Fair Market Value of Shares immediately before such transaction and the Fair Market Value immediately after the transaction of the securities then subject to that Award (or to the award substituted for that Award, if any). The Committee shall make the determinations specified in this subsection (b) in the event of any transaction described in this subsection (b), and its determination shall be binding on all Participants.

        (c)   Upon the happening of any such corporate transaction, the class and aggregate number of Shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this Section 4.3.

ARTICLE 5.
ELIGIBILITY AND PARTICIPATION

        5.1)    Eligibility.    Awards may be granted only to a person who on the date of grant is an officer, employee or Contractor of the Company or a Subsidiary of the Company. All officers, employees and Contractors of the Company or a Subsidiary are eligible to receive Awards under the Plan; provided, however, that only employees shall be eligible for a grant of Incentive Stock Options. No officer, employee or Contractor shall have any right to be granted an Award under this Plan even if previously granted an Award.

Without amending the Plan, the Committee may grant Awards to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and in furtherance of such purposes, the Committee may make such modification, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

        5.2)    Actual Participation.    Awards shall be granted as follows:

        (a)   The Committee may grant such type(s) of Awards to such officers, employees and Contractors of the Company or a Subsidiary at such times as the Committee shall determine; provided, however, that Incentive Stock Options shall be granted only to employees. Awards granted under this subsection shall contain such terms and conditions may be as determined by the Committee at the time of grant.

        (b)   The maximum number of Shares with respect to which Awards may be granted to any Participant for any fiscal year of the Company is Two Hundred Fifty Thousand (250,000) Shares. For purposes of these maximum limits, the grant of a Stock Appreciation Right shall be treated as the grant of an Option for that number of Shares which corresponds to the number of Shares with respect to which the Stock Appreciation Right is or may become exercisable.

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ARTICLE 6.
STOCK OPTIONS

        6.1)    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant, and to determine whether an Option shall be granted as an Incentive Stock Option or a Nonqualified Stock Option. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion. The previous provisions of this Section 6.1 notwithstanding, the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company or its Subsidiaries is exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which the Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Nonqualified Stock Options. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which Shares will be treated as Shares to be acquired upon exercise of an Incentive Stock Option.

        6.2)    Option Agreement.    Each Option grant shall be evidenced by an Option agreement that shall specify the Participant, the Option exercise price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions, including vesting, as the Committee shall determine. If not specified by the Committee at the time an Option is granted, such Option shall vest at the rate of 25% on each of the first four anniversaries of the date of grant.

        6.3)    Option Exercise Price.    The Option exercise price per share of Stock covered by the Option shall be determined by the Committee, but may not be less than the Fair Market Value of the Stock on the date the Option is granted; provided, however, that the exercise price of any Incentive Stock Option granted to an employee who, on the date of execution of the Option agreement owns more than ten percent (10%) of the total combined voting power of all series of Stock then outstanding, shall be at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of execution of the Option agreement.

        6.4)    Duration of Options.    No Option may be exercised after ten (10) years from the date on which the Option was granted. If an earlier expiration date is not specified by the Committee at the time of grant, each Option shall expire at the close of business on the tenth (10th) anniversary of the date of grant. The previous provisions of this Section 6.4 notwithstanding, each Incentive Stock Option shall expire no later than at the close of business on the date preceding the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to an employee who, on the date of execution of the Option Agreement owns more than ten percent (10%) of the total combined voting power of all series of Stock then outstanding, shall expire no later than the close of business on the date preceding the fifth (5th) anniversary of the date of grant.

        6.5)    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. All Options within a single grant need not be exercised at one time.

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        6.6)    Manner of Exercise of Options.    An Option may be exercised in whole or in part, at such time or times, and with such rights with respect to such Shares of Stock, as provided in the applicable Option agreement. An Option shall be exercisable only by: (i) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares of Stock; (ii) tendering to the Company the original Option agreement (or a replacement Option agreement satisfactory to the Committee); and (iii) payment to the Company of the exercise price for the number of Shares of Stock with respect to which the Option is then exercised. Except as set forth in the next sentence, payment of the exercise price may be made in any of the following manners:

        (a)   cash, including certified check, bank draft or postal or express money order;

        (b)   personal check (provided that if payment of the exercise price is made by personal check and such personal check is not timely paid by the drawer's bank, such payment shall be deemed not to have been made and any Shares issued upon such exercise shall be deemed void and never issued);

        (c)   by surrender for cancellation of Shares of Stock which:

    (1)
    were acquired by the Participant (or person exercising the Option) other than by exercise of an Option;

    (2)
    were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for at least six months after such exercise; or

    (3)
    were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for six months or less after such exercise but only if the Participant (or person exercising the Option) has obtained prior approval of the specific surrender (such approval to specify at least the date of grant of the Option being exercised, the dates of grant and exercise of the Option pursuant to which Shares to be surrendered were acquired, and the number of Option Shares to be surrendered) by the Committee;

and which have a Fair Market Value equal to the exercise price of the Options being exercised (if the Shares surrendered have a Fair Market Value in excess of the exercise price of the Options being exercised, the Company shall promptly pay to the Participant or person exercising the Option an amount equal to the excess of such Fair Market Value over the exercise price, not to exceed the Fair Market Value of one Share); or

        (d)   by any other method of payment which the Committee shall approve before, at, or after the date of grant of such Options.

An Option shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of the original Option agreement, written notice of intent to exercise the Option, and payment for the number of Shares being acquired upon exercise of the Option. The Participant shall be treated for all purposes as the holder of record of the Option Stock as of the close of business on such date, except where Shares are held for unpaid withholding taxes. As promptly as practicable on or after such date, the Company shall issue and deliver to the Participant a certificate or certificates for the Option Stock issuable upon such exercise; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

Notwithstanding the foregoing listing of permissible manners of payment of exercise price, the Committee shall have the right from time to time to cancel, limit or suspend as to any one, some, or all Option(s) and as to any one, some, or all Participants, the right to make payment under any one or

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more manners of payment (other than the payment by cash, certified check, bank draft or postal or express money order), including other methods of payment previously approved by the Committee under the authority granted in subsection (d) of this Section 6.6.

There shall be no exercise at any one time for fewer than one hundred (100) Shares (or such lesser number of Shares as the Committee may from time to time determine in its discretion) or all of the remaining Shares then purchasable by the Participant or person exercising the Option.

When Shares of Stock are issued pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option agreement by the Company before the Option agreement is returned. When all Shares of Stock covered by the Option agreement have been issued, or the Option shall expire, the Option agreement shall be canceled and retained by the Company.

        6.7)    Restrictions on Stock Transferability.    The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

        6.8)    Termination Due to Death or Disability.    If a Participant ceases to be an officer, employee or Contractor by reason of death, any of such Participant's outstanding Options which were not vested and exercisable on his date of death shall immediately become 100% vested, and all of the Participant's outstanding Options shall be exercisable at any time prior to the expiration date of the Options, but only within twelve (12) months following the date of death, whichever period is shorter. Options may be exercised by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

If a Participant ceases to be an officer, employee or Contractor by reason of Disability, any of such Participant's outstanding Options which were not vested and exercisable on the date the Committee determines that the Participant has incurred a Disability shall immediately become 100% vested, and all of the Participant's outstanding Options shall be exercisable at any time prior to the expiration date of the Options, but only within twelve (12) months following the date of Disability as determined by the Committee, whichever period is shorter.

Notwithstanding the foregoing, the Committee may, for any Participant, in its sole discretion, lengthen the exercise period of any Nonqualified Option for a period which does not exceed the Option's expiration date, if it deems this is in the best interest of the Company.

        6.9)    Termination for Other Reasons.    If a Participant ceases to be an officer, employee or Contractor for any reason other than death, Disability or for Cause:

        (a)   Any of such Participant's outstanding Nonqualified Options which were then vested and exercisable shall be exercisable at any time prior to the expiration date of such Options, but only within twelve (12) months following the date of his termination as an officer, employee or Contractor, whichever period is shorter, and

        (b)   Any of such Participant's outstanding Incentive Stock Options which were then vested and exercisable shall be exercisable at any time prior to the expiration date of such Options, but only within three (3) months following the date of his termination as an officer, employee or Contractor, whichever period is shorter; provided, however, that in the event of the Participant's death during the three (3) month period following the date of his termination as an officer, employee or Contractor, and prior to the expiration date of such Options, any such Options then vested and unexercised may be exercised within twelve (12) months following the date of termination by the person or persons who shall have

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acquired the Participant's rights thereunder pursuant to Article 10 or, in the absence of an effective beneficiary designation, by will or the laws of descent and distribution.

Any Options not then vested and exercisable shall be forfeited back to the Company.

If the Participant's position as an officer, employee or Contractor terminates for Cause, all of the Participant's outstanding Options, whether or not then vested, shall be immediately forfeited back to the Company.

        6.10)    Nontransferability/Permitted Transfers of Options.

        (a)   Except as permitted by subsections (b) and (c) below, each Option granted hereunder shall, by its terms, not be transferable by the Participant and shall be, during the Participant's lifetime, exercisable only by the Participant or Participant's guardian or legal representative. Except as permitted by subsections (b) and (c) below, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

        (b)   Each Incentive Stock Option granted hereunder shall, by its terms, be transferable only by will or pursuant to the laws of descent and distribution, and shall be, during the Participant's lifetime, exercisable only by the Participant or his guardian or legal representative.

        (c)   Each Nonqualified Stock Option granted hereunder shall, by its terms, be transferable:

    (1)
    by the Participant to a Participant's Family Member (or to a trust in which the Participant's Family Member or Family Members have more than fifty percent (50%) of the beneficial interest) by a bona fide gift or pursuant to a domestic relations order in settlement of marital property rights;

    (2)
    by will or pursuant to the laws of descent and distribution; or

    (3)
    as otherwise permitted pursuant to the rules or regulations adopted by the Securities and Exchange Commission ("SEC") under the Securities Act or the interpretations of such rules and regulations as announced by the SEC from time to time.

Any permitted transfer shall be effective only when accepted by the Company subject to the Company receiving documentation reasonably satisfactory to it of such gift, transfer pursuant to domestic relations order, or transfer pursuant to will or pursuant to the laws descent and distribution. Upon effectiveness of any permitted transfer, the rights under any Option shall be exercisable only by the permitted transferee or such transferee's guardian or legal representative. Except as permitted by this subsection, each Option granted under the Plan and the rights and privileges thereby conferred shall not be further transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so further transfer, further assign, pledge, or otherwise further dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void. No permitted transfer shall cause any change in the terms of any Option except the identity of the person(s) entitled to exercise such Option and to receive the common Stock issuable upon exercise of the Option. Without limiting the generality of the foregoing, any Option shall be subject to termination upon the termination as an officer, employee or Contractor, death or Disability of the Participant to whom the Option was originally granted by the Company without reference to the employment, death or Disability of any permitted transferee. In the event of

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any transfer of an Option, the obligations of the Company owed to the Participant shall be owed to the transferee and references in this Plan or in any Option Agreement to the Participant shall, unless the context otherwise requires, refer to the transferee.

ARTICLE 7.
STOCK APPRECIATION RIGHTS

        7.1)    Grant of Stock Appreciation Rights.    Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, exercisable in any of the following forms as designated by the Committee at the time of grant:

        (a)   in lieu of Options;

        (b)   in addition to Options;

        (c)   independent of Options; or

        (d)   in any combination of (a), (b), or (c).

The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion. The exercise price of a SAR shall not, however, be less than the Fair Market Value of a share of Stock on the date of grant.

        7.2)    Stock Appreciation Rights Agreement.    Each grant of a SAR, and the terms and conditions governing the exercise of the SAR, shall be evidenced by a SAR agreement. If not specified by the Committee at the time a SAR is granted, such SAR shall vest at the rate of 25% on each of the first four anniversaries of the date of grant.

Option Stock with respect to which a SAR shall have been exercised may not be subject again to an Award under the Plan.

        7.3)    Exercise of Stock Appreciation Rights.    SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options.

Subject to Section 7.1, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

        7.4)    Payment of Stock Appreciation Right Amount.    Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

        (a)   The difference between: (i) the Fair Market Value of a Share on the date of exercise and (ii) the exercise price established by the Committee on the date of grant; by

        (b)   The number of Shares with respect to which the SAR is exercised.

        7.5)    Form and Timing of Payment.    Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, as soon as administratively possible after exercise.

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        7.6)    Term of Stock Appreciation Rights.    The term of a SAR granted under the Plan shall be determined by the Committee, but shall not exceed ten (10) years. If not specified by the Committee at the time of grant, each SAR shall expire at the close of business on the date preceding the tenth (10th) anniversary of the date of grant.

        7.7)    Termination Due to Death or Disability.    If a Participant ceases to be an officer, employee or Contractor by reason of death, any of such Participant's outstanding SARs which were not vested and exercisable on his date of death shall immediately become 100% vested, and all of the Participant's outstanding SARs shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of death, whichever period is shorter. SARs may be exercised by such person or persons as shall have acquired the Participant's rights under the SAR pursuant to Article 10 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

If a Participant ceases to be an officer, employee or Contractor by reason of Disability, any of such Participant's outstanding SARs which were not vested and exercisable on the date the Committee determines that the Participant has incurred a Disability shall immediately become 100% vested, and all of the Participant's outstanding SARs shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of Disability as determined by the Committee, whichever period is shorter.

Notwithstanding the foregoing, the Committee may, for any Participant, in its sole discretion, lengthen the exercise period of any SAR for a period which does not exceed the SAR's expiration date, if it deems this is in the best interest of the Company.

        7.8)    Termination for Other Reasons.    If Participant ceases to be an officer, employee or Contractor for any reason other than death, Disability or for Cause, any of such Participant's outstanding SARs which were then vested and exercisable shall be exercisable at any time prior to the expiration date of such SARs, but only within twelve (12) months following the date of his termination as an officer, employee or Contractor, whichever period is shorter. Any SARs not then vested and exercisable shall be forfeited back to the Company.

If the Participant's position as an officer, employee or Contractor shall terminate for Cause, all of the Participant's outstanding SARs, whether or not then vested, shall be immediately forfeited back to the Company.

        7.9)    Nontransferability of Stock Appreciation Rights.    No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 8.
RESTRICTED STOCK

        8.1)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants, in such amounts, with such purchase price (if any) and under such other conditions as it shall determine. The Committee shall specify the period of time over which the lapse of a Period of Restriction established pursuant to Sections 8.2, 8.3, and 8.4 (i.e., the period of time over which such Shares of Restricted Stock shall vest) shall occur, and may in its discretion further provide for the acceleration of the lapse of a Period of Restriction upon the attainment of such goals as the Committee may determine in its discretion. Restricted Stock shall at all times for purposes of the Plan be valued at its Fair Market Value without regard to restrictions. If not specified by the Committee at the time of

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grant of Restricted Stock, the Period of Restriction shall lapse with respect to 25% of the number of shares of Restricted Stock granted as of each of the first four anniversaries of the date of grant.

        8.2)    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

        8.3)    Transferability.    Except as otherwise provided in this Article 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction. Upon any attempt to transfer, assign, pledge, or otherwise dispose of Shares of Restricted Stock, or any right or privilege conferred thereby, contrary to the provisions of the Restricted Stock agreement or the Plan, upon levy of an attachment or similar process upon such rights or privileges, the Shares of Restricted Stock shall immediately become forfeited to the Company. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

        8.4)    Other Restrictions.    The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

        8.5)    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following, or substantially similar, legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in The Shuffle Master, Inc. 2004 Equity Incentive Plan, in the rules and administrative procedures established pursuant to such Plan, and in a Restricted Stock agreement dated                        . A copy of the Plan, such rules and procedures, and such Restricted Stock agreement may be obtained from the Secretary of Shuffle Master, Inc."

        8.6)    Removal of Restrictions.    Except as otherwise provided in this Article 8, Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

        8.7)    Voting Rights; Shareholder Rights Plan.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, and shall be covered by the provisions of Company's Shareholder Rights Plan.

        8.8)    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, those Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

        8.9)    Termination Due to Death or Disability.    If a Participant ceases to be an officer, employee or Contractor because of his death or his Disability during a Period of Restriction, any remaining period of the Period of Restriction applicable to the Restricted Stock shall automatically terminate and, except as otherwise provided in Section 8.4, the Shares of Restricted Stock shall thereafter be free of restrictions and be fully transferable.

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        8.10)    Termination for Other Reasons.    If a Participant ceases to be an officer, employee or Contractor for any reason other than for death or Disability during a Period of Restriction, then all Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company and any amounts paid by the Participant to the Company for the purchase of such Shares shall be returned to the Participant; provided, however, that the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Shares of Restricted Stock as it deems appropriate.

        8.11)    Election Under Code Section 83(b).    As a condition to the receipt of Restricted Stock, the Participant shall be deemed to have agreed, and shall confirm such agreement in writing as requested by the Committee, that he will not exercise the election permitted under Code Section 83(b) without informing the Company of his election within ten (10) days of such election. If a Participant fails to give timely notification to the Company, the Committee may, in its discretion, cause the forfeiture of some portion of the Shares of Restricted Stock with respect to which the election was made.

ARTICLE 9.
CHANGE IN CONTROL

        9.1)    Acceleration of Vesting; Termination of Period of Restriction.    Notwithstanding any requirements for vesting, time of exercisability or Period of Restriction of any Award as set forth in any Award agreement or as otherwise determined by the Committee, any Award granted under this Plan, to the extent not already terminated, shall become vested and immediately exercisable, and any Period of Restriction shall terminate, upon a Change in Control.

        9.2)    No Limitation on Exercise Period.    Nothing in Section 9.1 shall limit or shorten the period during which any Option or SAR is exercisable. If an Option or SAR provides for exercisability during a limited period after a contingency is satisfied, and the initial exercisability of the Option or SAR is accelerated by means of Section 9.1, the expiration of such Option or SAR shall be delayed until the contingency has been satisfied and the Option or SAR shall thereafter remain exercisable for the balance of the period initially contemplated by the grant. (For example, if an Option or SAR is granted providing that it shall be exercisable for a period of twelve (12) months after a triggering event, and such Option or SAR is subject to the provisions of Section 9.1 providing that it shall become immediately exercisable, it shall thereafter remain exercisable until such triggering event has occurred and twelve (12) months has passed.)

        9.3)    No Extension of Exercise Period.    Any acceleration or extension of exercisability pursuant to Section 9.1 shall not extend such exercisability beyond the expiration or maximum term set forth in the Award agreement.

        9.4)    Limitation on Payments.    Notwithstanding anything in this Article 9 to the contrary, if the Company is then subject to the provisions of Code Section 280G, and if the acceleration of the vesting of an Option or SAR, the termination of a Period of Restriction or the payment of cash in exchange for all or part of an Option or SAR (which acceleration or payment could be deemed a "payment" within the meaning of Code Section 280G(b)(2)), together with any other payments which the Participant has the right to receive from the Company or any company that is a member of an "affiliated group" (as defined in Code Section 1504(a) without regard to Code Section 1504(b)) of which the Company is a member, would constitute a "parachute payment" (as defined in Code Section 280G(b)(2)), then the payments to the Participant shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Code Section 4999; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce

14

any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 9.4 will, to that extent, not apply.

ARTICLE 10.
BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid pursuant to the Participant's will or by the laws of descent and distribution.

ARTICLE 11.
RIGHTS OF PARTICIPANTS

        11.1)    Participation.    No officer, employee or Contractor shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

        11.2)    No Implied Rights.    Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

        11.3)    No Right to Company Assets.    Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

ARTICLE 12.
AMENDMENT, MODIFICATION, AND TERMINATION

        12.1)    Amendment, Modification, and Termination.    This Plan shall terminate at such time as the Board of Directors may determine; provided, however, that no Award may be granted under the Plan after the tenth anniversary of its effective date. Any termination shall not affect any Awards then outstanding under the Plan. At any time and from time to time, the Board may amend or modify the Plan. If the approval of the shareholders of the Company is required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which

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the Stock is then listed or reported (such as Nasdaq), or by any regulatory body having jurisdiction with respect hereto, no amendment or modification which:

        (a)   increases the total amount of Stock which may be issued under this Plan, except as provided in Section 4.3; or

        (b)   changes the class of Persons eligible to participate in the Plan;

        (c)   materially increases the cost of the Plan or materially increase the benefits to Participants;

        (d)   extends the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised; or

        (e)   re-prices any previously granted Award by lowering the exercise price or canceling any previously granted Award with a subsequent replacement or re-grant of that same Award with a lower exercise price, except as provided in Section 4.3;

shall be effective prior to the date that such amendment or modification has been approved by both the Board and the shareholders of the Company.

        12.2)    Awards Previously Granted.    No termination, amendment or modification of the Plan shall, other than pursuant to Section 4.3 hereof, in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant. Except as required pursuant to Section 4.3, no previously granted Option shall be re-priced by lowering the exercise price thereof, nor shall a previously granted Option be cancelled with a subsequent replacement or re-grant of that same Option with a lower exercise price, without prior approval of the shareholders of the Company.

ARTICLE 13.
GOVERNMENT REGULATION AND REGISTRATION OF SHARES

        13.1)    General.    The Plan, and the grant and exercise of Awards hereunder, and the Company's obligations under Awards, shall be subject to all applicable Federal and state laws, rules and regulations and to the approvals of any regulatory or governmental agency as may be required.

        13.2)    Compliance as an SEC Registrant.    The obligations of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including without limitation, the Securities and Exchange Commission, and the rules and regulations of any securities exchange or association on which the Company's common stock may be listed or quoted. For so long as the common stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act with respect to all Shares of the applicable class or series of Stock that may be issued to Participants under the Plan and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

ARTICLE 14.
SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

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ARTICLE 15.
MISCELLANEOUS

        15.1)    Rights as Shareholder.    A Participant granted a SAR under the Plan shall not by reason thereof have any rights of a shareholder of the Company, and a Participant granted an Option under the Plan shall not by reason thereof have any rights of a shareholder of the Company with respect to the shares covered by such Option until the exercise of such Option is effective.

        15.2)    No Obligation to Exercise Option or SAR; Maintenance of Relationship.    The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option or SAR. Nothing in the Plan or in any Award agreement entered into pursuant hereto shall be construed to confer upon a Participant any right to employment, service as a consultant, consultant or as a member of the Company's Board of Directors or interfere in any way with the right of the Company to terminate his or her relationship with the Company at any time.

        15.3)    Withholding Taxes.    Whenever, under the Plan, Shares are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Company, and whenever a Period of Restriction lapses with respect to Restricted Stock, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal and state withholding or other taxes resulting therefrom. In the event that withholding taxes are not paid by the date of exercise of an Option or the lapse of a Period of Restriction, to the extent permitted by law, the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares deliverable upon the exercise of the Option, by forfeiting Shares of Restricted Stock, or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant as compensation, fees or otherwise. If withholding taxes are paid by reduction of the number of Shares deliverable to Participant or the forfeiture of Shares of Restricted Stock, such Shares shall be valued at the Fair Market Value as of the business day preceding the date of exercise of the Option or the lapse of the Period of Restriction.

        15.4)    Purchase for Investment; Rights of Holder on Subsequent Registration.    Unless the Shares to be issued upon exercise of an Option or granted as Restricted Stock have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any such Shares unless the Participant shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares to be issued to him for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed on the securities so issued and a "stop transfer" restriction may be placed in the stock transfer records of the Company. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any such Shares, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus, or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages, and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

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        15.5)    Modification of Outstanding Awards.    The Committee may accelerate the exercisability of an outstanding Option or SAR or reduce the Period of Restriction of outstanding Restricted Stock, and may authorize modification of any outstanding Award with the consent of the Participant when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan; provided however, that except as provided in Section 4.3 hereof, no previously granted Option will be repriced by lowering the exercise price thereof, nor will a previously granted Option be cancelled with a subsequent replacement or regrant of that same Option with a lower exercise price, without the prior approval of the shareholders of the Company.

        15.6)    Liquidation.    Upon the complete liquidation of the Company, any unexercised Options or SARs theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 4.3 in connection with a merger, consolidation or reorganization of the Company.

        15.7)    Restrictions on Issuance of Shares.    Notwithstanding provisions of this Plan to the contrary, the Company may delay the issuance of Shares covered by the exercise of any Option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

        (a)   The Shares with respect to which the Option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

        (b)   A no-action letter in respect of the issuance of such Shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

        (c)   Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended. It is intended that all exercise of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any Option may be exercised.

ARTICLE 16.
REQUIREMENTS OF LAW

        16.1)    Requirements of Law.    The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        16.2)    Governing Law.    The Plan, and all agreements hereunder, to the extent not covered by Federal law, shall be construed in accordance with and governed by the laws of the State of Minnesota without giving effect to the principles of the conflicts of laws.

SHUFFLE MASTER, INC.
By:	/s/ MARK L. YOSELOFF Mark L. Yoseloff

Its:	Chairman of the Board and Chief Executive Officer

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SHUFFLE MASTER, INC.
1106 Palms Airport Drive
Las Vegas, Nevada 89119

PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 17, 2004.

The undersigned hereby appoints Mark L. Yoseloff and Paul C. Meyer, and each of them with full power of substitution, his or her proxies to represent and vote, as designated below, all of the shares of the common stock of Shuffle Master, Inc., registered in the name of the undersigned as of the close of business on January 27, 2004, with the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders to be held on March 17, 2004, at Shuffle Master, Inc., 1106 Palms Airport Drive, Las Vegas, Nevada, at 10:00 a.m., Pacific Standard Time, or at any adjournment thereof, hereby revoking any proxy or proxies previously given.

See reverse for voting instructions.

* Please detach here *

1.	To elect four (4) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected:			☐	Vote FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
	01 Mark L. Yoseloff		03 Ken Robson
	02 Garry W. Saunders		04 Don R. Kornstein
(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	To approve The Shuffle Master, Inc. 2004 Equity Incentive Plan:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
(Continued and to be completed and signed on the reverse side)
3.	To approve The Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors:
	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.
Address Change? Mark Box Indicate changes below: ☐
Date __________________________________________, 2004

Signature(s) in Box
PLEASE DATE AND SIGN ABOVE exactly as your name appears at left, indicating where appropriate, official position or representative capacity.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SHUFFLE MASTER, INC. PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS March 17, 2004
Proposal No. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
INDEPENDENT AUDITOR
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF INDEPENDENT DIRECTORS
EXECUTIVE COMPENSATION
Proposal Nos. 2 and 3 APPROVAL OF THE SHUFFLE MASTER, INC. 2004 EQUITY INCENTIVE PLAN AND THE SHUFFLE MASTER, INC. 2004 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SUBMISSION OF SHAREHOLDER PROPOSALS
INCORPORATION BY REFERENCE
OTHER BUSINESS
The Shuffle Master, Inc. 2004 Equity Incentive Plan For Non-Employee Directors (February 12, 2004)
The Shuffle Master, Inc. 2004 Equity Incentive Plan (February 17, 2004)